                                                               HOMESTEAD FUNDS

                                                               ANNUAL REPORT
                                                               DECEMBER 31, 1998
[cover photo]

                                          - Daily Income
                                          - Short-Term Government
                                            Securities
                                          - Short-Term Bond
                                          - Value
                                          - Small Company Stock

                                          [HOMESTEAD FUNDS LOGO]

[PHOTO]

    Table of contents

    PERFORMANCE EVALUATION
          Daily Income                      4-5
          Short-Term Government Securities  6-7
          Short-Term Bond                   8-9
          Value                           10-12
          Small Company Stock             13-14
    REPORT OF INDEPENDENT AUDITORS           15
    PORTFOLIO OF INVESTMENTS
          Daily Income                    16-19
          Short-Term Bond                 20-28
          Short-Term Government
          Securities                      29-30
          Small Company Stock             31-32
          Value                           33-35
    FINANCIAL STATEMENTS                  36-39
    FINANCIAL HIGHLIGHTS                  40-44
    NOTES TO FINANCIAL STATEMENTS         45-47

Letter from the Investment Manager

Dear Shareholder:

I'm pleased to present the annual report for the Homestead Funds. This is our first report to you in the new format, which is intended to provide you with more details on fund management and portfolio composition and make it easier for you to find the sections most relevant to you.

As you'll read, the investment climate in 1998 was characterized by extreme volatility and wide performance disparities. Equity investors who withstood the temptation to exit the market were rewarded with a fourth consecutive year of double-digit gains, as measured by the Standard & Poor's 500 Stock Index. Bonds also posted good returns, as the continued decline in interest rates caused prices to rise. Money market securities offered low yields, reflecting the current low interest rates, but were important vehicles for those seeking shelter from riskier investments.

Some had predicted the financial turmoil abroad would have a severe negative impact on the U.S. economy, but the economy showed surprising strength. Gross Domestic Product grew last year by almost 4.0%, unemployment was below 5.0% and inflation rose by a modest 1.6%. Ironically, financial instability in other regions has helped to keep domestic inflation down, primarily by reducing import prices. Additionally, the strong dollar and volatile international markets have attracted foreign capital to our stock and bond markets. Lower interest rates, in turn, have resulted in greater economic activity by making borrowing more affordable for consumers and businesses.

We appreciate your investment in the Homestead Funds and hope you'll take a few minutes to read about the steps your manager took to generate competitive returns while keeping the degree of risk in line with the Funds' objectives.

Sincerely,

/s/ PETER R. MORRIS
Peter R. Morris

Director of Investments

February 8, 1999

Daily Income Fund

MARKET CONDITIONS
The Federal Reserve maintained a wait and see approach during the first nine months of 1998, taking no steps to either raise or lower interest rates. While the Fed was concerned about the strength of the economy and potential for rising inflation, policy makers ultimately decided the Asian financial crisis would have a sufficient dampening effect on the domestic economy.

As the turmoil spread from Asia to Russia then Latin America, investors became increasingly risk-averse, shifting assets from foreign markets and equities to safer securities. U.S. Treasuries were the primary beneficiaries of this trend. In late September, the Fed made the first of three separate reductions to the Federal Funds rate, a key overnight bank lending rate, in an attempt to head off a crisis and restore liquidity to the financial markets.

FUND PERFORMANCE AND STRATEGY
Reflecting the general decline in rates, the Daily Income Fund's seven-day simple yield declined from 5.08% at the start of the year to 4.80% in October, just after the Fed's move to lower interest rates. At the end of the year, the Fund's seven-day simple yield had picked up slightly to 4.83%. The Fund posted a 12-month total return of 4.9% at December 31, 1998.

During the course of the year, we added to the Fund's holdings of high-quality, short-term corporate bonds, which at year-end made up 33.6% of the Fund, compared to 17.4% at the beginning of the year. Corporate issuers were forced to offer yields a bit above Treasuries in order to entice buyers, who had become extremely credit conscious. We increased investment to this sector to take advantage of the better yields available.

OUTLOOK
Although inflation does not appear to be a threat, recent data suggests the economy is continuing to grow at a robust rate. We don't anticipate the Fed will take further stimulative measures. This Fund's short maturity will allow its yield to quickly reflect any rise in rates.

                                                                [photo of scale]

Daily Income Fund

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                              on 6/30/98              on 12/31/98
-----------------------------------------------------------------------------------------------------
Commercial paper                                               58.4%                    64.6%
-----------------------------------------------------------------------------------------------------
Corporate bonds                                                37.0%                    33.6%
-----------------------------------------------------------------------------------------------------
U.S. Government obligations                                     4.2%                    1.7%
-----------------------------------------------------------------------------------------------------
Cash equivalents                                                .4%                      .1%
-----------------------------------------------------------------------------------------------------
  Total                                                         100%                    100%
-----------------------------------------------------------------------------------------------------

                                                              on 6/30/98              on 12/31/98
-----------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                     45 days                  48 days
-----------------------------------------------------------------------------------------------------

YIELD
Annualized 7-day compound yield (quoted 12/31/98)                          4.87%
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/98

                                                                                                   Since
                                                                                               Inception
                             1 Year                3 Year                5 Year                  (11/90)
------------------------------------------------------------------------------------------------------------------
Daily Income Fund             4.9%                  4.9%                  4.7%                      4.4%
------------------------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Short-Term Government Securities Fund

MARKET CONDITIONS
Interest rates trended lower during 1998 on the belief that weakening economies and markets abroad were acting to slow the pace of growth in the U.S., which would help to keep inflation in check.

Events overseas had a further impact on U.S. securities markets. As the financial turmoil spread beyond Asia, investors moved money out of foreign debt and equity securities and in to very high-quality issues, primarily U.S. Treasuries. In three separate steps beginning late in the third quarter, the Fed lowered the Federal Funds rate, the rate banks charge each other on overnight loans, by a total of .75%. The rate cuts sparked a fourth quarter rally in the bond market.

FUND PERFORMANCE AND STRATEGY
For the year ended December 31, 1998, the Short-Term Government Securities Fund generated a total return of 5.5%. Price appreciation as well as interest income contributed to the Fund's total return. (Prices of fixed-income securities rise when yields decline.)

The biggest boost to performance came in late summer, when the increased demand for safe haven Treasury securities pushed yields lower. The Treasury securities in our Portfolio benefited from the resulting price appreciation.

As the yield spread between Treasuries and other issues widened, we added to our holdings of government-agency debt. By year-end, these issues comprised 49.3% of the portfolio, compared to 16% at the beginning of the year. The Fund's average weighted maturity was essentially unchanged. (See chart on page 7.)

OUTLOOK
This Fund maintains a relatively short maturity of three years or less. This minimizes the effect of a rise in rates on the Fund's net asset value. Our conservative approach looks to be well-suited for the current climate, as we think it's not very likely the Fed will take further steps to reduce rates.

                                                    [photo of small eye glasses]

Short-Term Government Securities Fund

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                      on 6/30/98              on 12/31/98
-------------------------------------------------------------------------------------------------------------
Government-guaranteed agencies                                          15.2%                   49.3%
-------------------------------------------------------------------------------------------------------------
U.S. Treasuries                                                         66.3%                   34.6%
-------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                              13.7%                   12.0%
-------------------------------------------------------------------------------------------------------------
Cash equivalents                                                        4.8%                     4.1%
-------------------------------------------------------------------------------------------------------------
  Total                                                                 100%                     100%
-------------------------------------------------------------------------------------------------------------

                                                                      on 6/30/98              on 12/31/98
-------------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                             1.93 years              2.06 years
-------------------------------------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 12/31/98)                                          4.41%
-------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/98

                                                                                       Since
                                                                                   Inception
                                                1 Year                                (5/95)
-------------------------------------------------------------------------------------------------------------
Short-Term Government Securities Fund            5.5%                                   5.8%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year U.S. Treasury Index    7.8%                                   7.3%
-------------------------------------------------------------------------------------------------------------

[PERFORMANCE COMPARISON GRAPH]

     Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements.

Short-Term Bond Fund

MARKET CONDITIONS
Global financial turmoil set the stage for market events in 1998. While the U.S. economy appeared healthy, investors reasoned that currency devaluation in Asia would crimp U.S. exports to these regions, increase price competition and, in time, slow the pace of domestic growth. The Federal Reserve adopted a wait and see position.

As the scope of the financial debacle widened, investors became increasingly risk-averse and moved assets to safe-haven securities, primarily U.S. Treasuries. Markets for less credit-worthy currencies and securities dried up, prompting the Fed to ease interest rates to restore liquidity and investor confidence. In three separate actions beginning in late September, the Fed cut a key lending rate by a total of .75%. The continued decline in rates supported a rally in the bond market.

FUND PERFORMANCE AND STRATEGY
The Short-Term Bond Fund returned 6.4% for the year ended December 31, 1998. Reflecting the decline in interest rates, the Fund's 30-day Securities and Exchange Commission yield, fell from 5.84% at the start of the year to 5.40% at the end.

In the Treasury market, increased demand caused yields to fall considerably below those of other fixed-income securities of comparable maturity. As the yield spread widened, we shifted assets to higher yielding corporate bonds, mortgage securities and asset-backed bonds. The Fund's maturity structure was essentially unchanged during the year.

OUTLOOK
This Fund is managed to maintain a relatively short average weighted maturity of three years or less. In our opinion, our conservative approach is well-suited for the current climate. While we don't expect interest rates will move sharply higher, a slight increase is probable given the strength of the economy and the fact that rates are currently at low levels.

[PHOTO]

Short-Term Bond Fund

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                              on 6/30/98              on 12/31/98
-----------------------------------------------------------------------------------------------------
Corporate bonds                                                 32.2%                   39.6%
-----------------------------------------------------------------------------------------------------
Mortgage-backed securities                                      23.7%                   25.5%
-----------------------------------------------------------------------------------------------------
Asset-backed securities                                         18.0%                   15.8%
-----------------------------------------------------------------------------------------------------
U.S. Government obligations                                     17.4%                   13.6%
-----------------------------------------------------------------------------------------------------
Commercial paper                                                8.5%                     5.4%
-----------------------------------------------------------------------------------------------------
Cash equivalents                                                 .2%                     .1%
-----------------------------------------------------------------------------------------------------
  Total                                                         100%                     100%
-----------------------------------------------------------------------------------------------------

                                                              on 6/30/98              on 12/31/98
-----------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                     2.85 years              2.86 years
-----------------------------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 12/31/98)                              5.38%
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/98

                                                                                                    Since
                                                                                                Inception
                                                    1 Year                5 Year                  (11/90)
-----------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                 6.4%                  5.8%                      6.1%
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year Corp./Gov. Index           7.7%                  6.3%                      6.8%
-----------------------------------------------------------------------------------------------------------------

[PERFORMANCE COMPARISON GRAPH]

     Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements.

Value Fund

MARKET CONDITIONS
The U.S. financial markets experienced both bull market optimism and bear market uncertainty in 1998. During the first half of the year, investors ignored signs of slowing corporate profits and the continuing economic problems in the Far East. The strong stock market and growth in wages bolstered consumer confidence and spending, which more than offset the weakness in the manufacturing sector. Interest rates, meanwhile, continued to fall providing additional support for stock valuations.

By mid-summer investors' attitudes changed abruptly. Asia's problems continued to mount, while Russia effectively defaulted on its debt, leading some to believe that the crisis would spread through Latin America. At home, the collapse and subsequent bailout of a large investment partnership and uncertainty over U.S. political leadership began to weigh on the capital markets. After rising to a record high in mid July, the Standard & Poor's 500 Index had fallen by 19% by the end of August.

In late September, the Federal Reserve Board, recognizing the severity of the deteriorating economy, initiated a series of interest rate cuts aimed at providing liquidity and increasing overall investor confidence in the capital markets. The Fed's timely actions were successful and capital once again returned to the U.S. stock market. This allowed the S&P 500 Stock Index to resume its upward path and, on the strength of a powerful fourth quarter, the Index posted its fourth consecutive year of double-digit gains.

FUND PERFORMANCE AND STRATEGY
The Value Fund's 8.3% return did not keep pace with the S&P 500's 28.7% gain. There were several reasons for the market's better showing. First, investors shunned value stocks in favor of growth stocks. Second, performance was tightly consolidated, with just a few sectors--most notably, technology and pharmaceuticals--outshining the rest. And, within those arenas, a handful of companies were responsible for the bulk of the gain.

The continued strong performance of a narrow group of companies thought to possess pricing power because of some unique property or global brand has led to valuation disparities of significant magnitude. We continue to avoid these companies simply because they cost too much. Market leaders such as Microsoft, Dell and Coca-Cola are excellent companies; however, by most traditional valuation standards they have become overpriced. Moreover, highly profitable companies such as these, have, in the past, had difficulty sustaining their strong performance for long periods of time. When stock prices are based on extreme optimism, any disappointment can lead to significant share price loss. Technology stocks are at risk in this regard because they have had difficulty producing superior results over long periods of time.

By contrast, companies with more moderate growth expectations offer superior value today. This would include companies in the oil service and financial sectors as well as certain cyclical companies with exposure to the emerging markets. In addition, some companies

Value Fund

experiencing profit weakness are likely to take actions towards improvement. Corrective actions have already begun in companies we own such as Halliburton Co., Citigroup Inc. and R.R. Donnelley & Sons Co. Other Fund holdings such as Xerox Corp., Brinker International, Inc. and Maytag Corp. have undergone major restructurings and are now reaping the benefits of such actions. Investing in companies such as these with the financial strength to survive downturns is a time-tested and reliable strategy.

OUTLOOK
Of course, we don't know when share prices for our holdings will fully rebound, but history shows that prices typically rise sharply in response to the first signs that the worst is over. Given their depressed levels and our expectation of a continuing profit recovery, we believe that the Fund's portfolio as a whole offers excellent long-term investment prospects.

                                                                         [PHOTO]

Value Fund

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/98

                                                                                              % of total
                                                                      Industry               market value
-------------------------------------------------------------------------------------------------------------
Maytag Corp.                                                    Household appliances           3.3%
-------------------------------------------------------------------------------------------------------------
Ruddick Corporation                                            Grocery store retailer          3.1%
-------------------------------------------------------------------------------------------------------------
Southwest Airlines                                                    Airline                  2.9%
-------------------------------------------------------------------------------------------------------------
Brinker International                                               Restaurants                2.8%
-------------------------------------------------------------------------------------------------------------
BellSouth Corporation                                         Telephone communications         2.6%
-------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/98

                                                                                                  Since
                                                                                              Inception
                                  1 Year                        5 Year                          (11/90)
-----------------------------------------------------------------------------------------------------------------
Value Fund                         8.3%                         17.3%                           16.6%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                     28.7%                         24.1%                           21.0%
-----------------------------------------------------------------------------------------------------------------

[PERFORMANCE COMPARISON GRAPH]

     Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements.

Small Company Stock Fund

The Small Company Stock Fund began operations on March 4, 1998. The Fund seeks long-term growth by investing primarily in the stocks of small- to medium-sized companies that we believe are selling below their true fundamental value. Given the volatility inherent in small stocks, the Fund's share price can fluctuate significantly in the short-term, and as such, is only suitable for those investors with long-term investment horizons.

MARKET CONDITIONS
If one looked only at year-end, broad market results, it would appear that the investment climate for stocks was extremely favorable. The Standard & Poor's 500 Stock Index turned in its fourth straight year of double-digit returns. However, this same Index was in negative territory for the year in the fall before experiencing a spectacular fourth quarter rally. And, within the broad market, there was a sharp split in investment returns.

The technology sector, which consists of roughly 20% of the S&P 500 returned about 75%, while stocks in the basic industry sectors produced negative results for the year. In fact, the median return for the S&P 500 was approximately 5% for the year. Small stocks as a group significantly underperformed the major market indices. The Russell 2000 Index, a measure of small stocks, declined by 3.2% for the year, and at one point, was down approximately 30% from its highs.

FUND PERFORMANCE AND STRATEGY
For the period from the Fund's inception March 4, 1998, through December 31, 1998, the Small Company Stock Fund earned a total return of -11.0% compared to -9.2% for the Russell 2000 Index.

Small stocks are thought to be more risky than large companies because earnings growth is less predictable. But, in 1998, a bigger factor in the general decline in small-cap stock prices was the flight toward the perceived safety of other investments.

The disparities in returns between large capitalization companies and their smaller counterparts, between value and so-called growth and between technology stocks and all others, were as extreme as they have ever been. Investors who used traditional valuation techniques missed the big gains, which came in stocks that already looked vastly overpriced. Some believe that traditional security analysis is no longer suited to a time when thorough analysis often means missed opportunities. Investors often point to any number of factors to help explain the direction of stock prices such as "a strong business model" or "short-term earnings surprise." However, over the long-term, it is actual and expected corporate earnings that hold the key to stock prices.

OUTLOOK
We continue to seek small- and medium-sized companies trading below their true worth. While the market did not reward our approach in 1998, we believe the Small Company Stock Fund offers excellent relative value and, over time, should produce attractive investment returns for patient investors.

Small Company Stock Fund

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/98

                                                                                                  % of total
                                                                      Industry                   market value
-----------------------------------------------------------------------------------------------------------------
Ruddick Corporation                                            Grocery store retailer                4.1%
-----------------------------------------------------------------------------------------------------------------
American Freightways                                                  Trucking                       4.0%
-----------------------------------------------------------------------------------------------------------------
Hughes Supply, Inc.                                             Industrial products                  3.9%
-----------------------------------------------------------------------------------------------------------------
Cracker Barrel                                                       Restaurant                      3.9%
-----------------------------------------------------------------------------------------------------------------
Alberto-Culver Co.                                            Toiletries and cosmetics               3.8%
-----------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/98

                                                                                           Since
                                                                                       Inception
                                                                                          (3/98)
-----------------------------------------------------------------------------------------------------------------
Small Company Stock Fund                                                                  -11.0%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                         -9.2%
-----------------------------------------------------------------------------------------------------------------

[PERFORMANCE COMPARISON GRAPH]

     Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small Company Stock Fund average annual total returns are net of any fee waivers and reimbursements.

report of independent auditors

To the Shareholders and Board of Directors of Homestead Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Daily Income, Short-Term Bond, Short-Term Government Securities and Value Funds of the Homestead Funds, Inc. (the "Funds"), and the related statements of operations for the year then ended, changes in net assets and financial highlights for the year then ended and the year ended December 31, 1997. We also have audited the statement of assets and liabilities, including the portfolio of investments, of the Small Company Stock Fund of the Homestead Funds, Inc. as of December 31, 1998 and the related statement of operations, changes in net assets and financial highlights for the period March 4, 1998 (inception date) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Homestead Funds, Inc. for each of the periods in the three year period ended December 31, 1996 were audited by other auditors whose report, dated January 29, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Daily Income, Short-Term Bond, Short-Term Government Securities, Value, and Small Company Stock Funds of the Homestead Funds, Inc. as of December 31, 1998 and the results of their operations, the changes in their net assets, and their financial highlights for the period then ended and the year ended December 31, 1997 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey
February 12, 1999
portfolio of investments

   HOMESTEAD FUNDS, INC.
   DAILY INCOME FUND
   DECEMBER 31, 1998

                                                            INTEREST       MATURITY      FACE
                                                              RATE           DATE       AMOUNT        VALUE
    ----------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER (64.6% of portfolio)
    American Express Credit Corp. ........................    6.10%        01/04/99   $  600,000   $   599,694
    American Express Credit Corp. ........................    5.85         01/06/99      490,000       489,602
    American Express Credit Corp. ........................    5.25         01/08/99      290,000       289,704
    American Express Credit Corp. ........................    6.00         01/11/99      690,000       688,850
    American General Finance Corp. .......................    5.60         01/11/99      440,000       439,316
    American General Finance Corp. .......................    5.28         01/20/99      530,000       528,523
    American General Finance Corp. .......................    5.50         01/29/99      480,000       477,947
    Chevron USA, Inc. ....................................    5.22         01/07/99      850,000       849,260
    Chevron USA, Inc. ....................................    5.30         01/12/99    1,000,000       998,381
    CIT Group Holdings, Inc. .............................    5.70         01/14/99      500,000       498,971
    CIT Group Holdings, Inc. .............................    5.25         01/28/99    1,635,000     1,628,562
    CIT Group Holdings, Inc. .............................    5.12         01/13/99      610,000       608,959
    Coca-Cola Co. ........................................    5.50         01/22/99      125,000       124,599
    Coca-Cola Co. ........................................    6.15         01/07/99      100,000        99,897
    Commercial Credit Co. ................................    5.33         01/13/99    1,700,000     1,696,980
    Commercial Credit Co. ................................    5.33         01/14/99    1,000,000       998,075
    Consolidated Natural Gas Co. .........................    5.10         01/19/99    1,000,000       997,450
    Deere & Co. ..........................................    5.30         01/13/99      600,000       598,940
    Deere & Co. ..........................................    5.45         01/27/99    1,115,000     1,110,611
    E.I. Dupont de Nemours & Co., Inc. ...................    5.55         01/12/99      645,000       643,906
    E.I. Dupont de Nemours & Co., Inc. ...................    5.75         01/12/99      250,000       249,561
    E.I. Dupont de Nemours & Co., Inc. ...................    5.35         01/26/99    1,450,000     1,444,613
    Exxon Corp. ..........................................    5.43         01/05/99    1,118,000     1,117,325
    Exxon Corp. ..........................................    5.35         01/15/99      900,000       898,127
    Ford Motor Credit Co. ................................    5.80         01/06/99      710,000       709,428
    Ford Motor Credit Co. ................................    5.25         01/08/99      275,000       274,719
    General Electric Capital Corp. .......................    5.75         01/04/99      200,000       199,904
    General Electric Capital Corp. .......................    5.10         01/12/99      400,000       399,377
    General Electric Capital Corp. .......................    5.68         01/12/99      500,000       499,132
    General Electric Capital Corp. .......................    5.65         01/22/99      220,000       219,275
    General Electric Capital Corp. .......................    5.20         01/14/99      100,000        99,812
    General Electric Capital Corp. .......................    5.35         01/20/99      100,000        99,718
    General Motors Acceptance Corp. ......................    6.10         01/05/99      255,000       254,827
    General Motors Acceptance Corp. ......................    5.90         01/14/99      250,000       249,467
    Household Finance Corp. ..............................    5.18         01/06/99      700,000       699,496
    IBM Credit Corp. .....................................    6.25         01/05/99      758,000       757,474
    IBM Credit Corp. .....................................    5.12         01/07/99    1,300,000     1,298,891
    IBM Credit Corp. .....................................    5.31         01/11/99      760,000       758,879
    JC Penney Funding Corp. ..............................    5.25         01/27/99      500,000       498,104
    JC Penney Funding Corp. ..............................    5.40         01/27/99      541,000       538,890
    JC Penney Funding Corp. ..............................    5.30         02/19/99      280,000       277,980
    Merrill Lynch & Co. ..................................    5.35         01/14/99      375,000       374,275
    Merrill Lynch & Co. ..................................    5.42         01/19/99      300,000       299,187
    Merrill Lynch & Co. ..................................    5.45         01/19/99      200,000       199,455
    Merrill Lynch & Co. ..................................    5.65         01/20/99      200,000       199,404
    Merrill Lynch & Co. ..................................    5.45         01/11/99      300,000       299,546
    Northern Illinois Gas Co. ............................    5.25         01/08/99      475,000       474,515
    Norwest Financial, Inc. ..............................    5.78         01/07/99    1,000,000       999,037
    Norwest Financial, Inc. ..............................    5.37         01/13/99      600,000       598,926

portfolio of investments

   HOMESTEAD FUNDS, INC.
   DAILY INCOME FUND (CONTINUED)
   DECEMBER 31, 1998

                                                            INTEREST       MATURITY      FACE
                                                              RATE           DATE       AMOUNT        VALUE
    ----------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER -- CONTINUED
    Norwest Financial, Inc. ..............................    5.19%        01/05/99   $  800,000   $   799,539
    Pacific Gas & Electric Co. ...........................    5.81         01/07/99    1,000,000       999,032
    Pacific Gas & Electric Co. ...........................    5.38         01/11/99    1,000,000       998,506
    Pacific Gas & Electric Co. ...........................    5.63         01/13/99      143,000       142,732
    PepsiCo, Inc. ........................................    5.03         01/12/99      400,000       399,385
    Prudential Funding Corp. .............................    5.50         01/04/99      100,000        99,954
    Prudential Funding Corp. .............................    5.36         01/12/99      575,000       574,058
    Prudential Funding Corp. .............................    5.17         01/13/99    1,190,000     1,187,949
    Prudential Funding Corp. .............................    5.21         01/14/99      225,000       224,577
    Prudential Funding Corp. .............................    5.40         01/14/99      100,000        99,805
    Shell Oil Co. ........................................    5.00         01/04/99    1,000,000       999,583
    Texaco, Inc. .........................................    5.78         01/04/99      500,000       499,759
    Texaco, Inc. .........................................    6.10         01/04/99      500,000       499,746
    Texaco, Inc. .........................................    5.32         01/06/99      800,000       799,409
    Transamerica Finance Corp. ...........................    5.25         01/04/99      455,000       454,801
    ----------------------------------------------------------------------------------------------------------
        Total Commercial Paper (Cost $38,136,406)...............................................    38,136,406
    ----------------------------------------------------------------------------------------------------------
    CORPORATE NOTES (33.6% of portfolio)
    American Express Credit Corp. ........................    7.38         02/01/99      771,000       772,003
    American General Finance Corp. .......................    6.88         07/01/99      295,000       296,762
    Associates Corp. of North America.....................    6.00         03/15/99       80,000        80,096
    Associates Corp. of North America.....................    6.25         03/15/99      314,000       314,518
    Associates Corp. of North America.....................    6.63         07/15/99      280,000       281,229
    Associates Corp. of North America.....................    7.25         09/01/99      135,000       136,623
    Associates Corp. of North America.....................    6.75         10/15/99      160,000       161,574
    Associates Corp. of North America.....................    6.82         08/11/99       25,000        25,217
    Baltimore Gas & Electric Co...........................    8.40         10/15/99      117,000       119,688
    Beneficial Corp. .....................................    8.05         04/02/99      575,000       578,025
    Campbell Soup Co. ....................................    5.50         01/08/99    1,782,000     1,781,943
    CIT Group Holdings, Inc. .............................    6.38         05/21/99        5,000         5,019
    CIT Group Holdings, Inc. .............................    6.63         06/28/99       50,000        50,329
    CIT Group Holdings, Inc. .............................    6.25         09/30/99       10,000        10,030
    CIT Group Holdings, Inc. .............................    6.25         10/25/99       20,000        20,147
    Commercial Credit Co. ................................    6.70         08/01/99       50,000        50,240
    Consolidated Natural Gas Co. .........................    8.75         06/01/99      100,000       101,392
    E.I. Dupont de Nemours & Co., Inc. ...................    6.90         11/12/99      500,000       506,465
    Eli Lilly & Co. ......................................    6.75         11/15/99       20,000        20,236
    Exxon Capital Corp. ..................................    6.50         07/15/99       70,000        70,450
    Ford Motor Credit Co. ................................    7.95         05/17/99       20,000        20,156
    Ford Motor Credit Co. ................................    8.88         06/15/99      110,000       111,709
    Ford Motor Credit Co. ................................    7.75         10/01/99      172,000       174,783
    Ford Motor Credit Co. ................................    5.63         01/15/99      740,000       739,942
    Ford Motor Credit Co. ................................    8.00         01/15/99      505,000       505,425
    Ford Motor Credit Co. ................................    7.25         05/15/99       50,000        50,251
    General Electric Capital Corp. .......................    6.93         11/19/99      100,000       101,411
    General Electric Capital Corp. .......................    7.35         03/15/99        8,000         8,031
    General Electric Capital Corp. .......................    7.38         03/15/99       25,000        25,078
    General Electric Capital Corp. .......................    6.60         07/23/99       20,000        20,086
    General Electric Capital Corp. .......................    7.38         09/15/99        4,000         4,041

portfolio of investments

   HOMESTEAD FUNDS, INC.
   DAILY INCOME FUND (CONTINUED)
   DECEMBER 31, 1998

                                                            INTEREST       MATURITY      FACE
                                                              RATE           DATE       AMOUNT        VALUE
    ----------------------------------------------------------------------------------------------------------
    CORPORATE NOTES -- CONTINUED
    General Electric Capital Corp. .......................    6.13%        03/04/99   $  255,000   $   255,281
    General Electric Capital Corp. .......................    8.10         01/26/99       30,000        30,046
    General Motors Acceptance Corp. ......................    7.75         01/15/99      962,000       962,710
    General Motors Acceptance Corp. ......................    5.63         01/25/99       30,000        29,998
    General Motors Acceptance Corp. ......................    5.63         02/01/99      152,000       152,008
    General Motors Acceptance Corp. ......................    5.70         02/09/99       15,000        15,003
    General Motors Acceptance Corp. ......................    5.95         02/12/99      100,000       100,009
    General Motors Acceptance Corp. ......................    6.77         06/01/99       20,000        20,113
    General Motors Acceptance Corp. ......................    7.13         06/01/99      275,000       276,654
    General Motors Acceptance Corp. ......................    7.50         06/01/99      100,000       100,854
    General Motors Acceptance Corp. ......................    8.63         06/15/99      394,000       399,052
    General Motors Acceptance Corp. ......................    5.88         07/15/99       20,000        20,054
    General Motors Acceptance Corp. ......................    8.00         10/01/99       85,000        86,549
    General Motors Acceptance Corp. ......................    5.80         10/15/99       10,000        10,036
    General Motors Acceptance Corp. ......................    8.40         10/15/99       20,000        20,422
    General Motors Acceptance Corp. ......................    6.55         04/23/99        5,000         5,017
    Household Finance Corp. ..............................    6.58         05/17/99      355,000       356,327
    Household Finance Corp. ..............................    7.63         06/15/99       30,000        30,246
    Household Finance Corp. ..............................    8.95         09/15/99      140,000       143,439
    Household Finance Corp. ..............................    7.75         06/01/99      110,000       110,820
    Household Finance Corp. ..............................    6.32         06/21/99      165,000       165,337
    John Deere Capital Corp. .............................    6.00         02/01/99      900,000       900,169
    John Deere Capital Corp. .............................    6.30         06/01/99       50,000        50,095
    John Deere Capital Corp. .............................    6.50         09/20/99      100,000       100,948
    John Deere Capital Corp. .............................    8.08         12/22/99       10,000        10,256
    Merrill Lynch & Co. ..................................   10.38         02/01/99      200,000       200,708
    Merrill Lynch & Co. ..................................    0.00(a)      02/16/99       10,000         9,932
    Merrill Lynch & Co. ..................................    5.50         02/16/99      100,000        99,980
    Merrill Lynch & Co. ..................................    6.38         03/30/99      229,000       229,521
    Merrill Lynch & Co. ..................................    8.25         11/15/99       55,000        56,280
    Merrill Lynch & Co. ..................................    7.75         03/01/99      348,000       349,134
    Mobil Corp. ..........................................    7.25         03/15/99      963,000       965,804
    Norwest Financial, Inc. ..............................    6.25         03/15/99      250,000       250,461
    Norwest Financial, Inc. ..............................    6.20         09/15/99       10,000        10,027
    Norwest Financial, Inc. ..............................    6.88         12/15/99        5,000         5,073
    Norwest Financial, Inc. ..............................    7.45         09/15/99      185,000       187,693
    Pacific Gas & Electric Co. ...........................    5.50         06/01/99      500,000       500,000
    PepsiCo, Inc. ........................................    0.00(a)      05/25/99       43,000        42,012
    PepsiCo, Inc. ........................................    6.25         09/01/99      660,000       663,714
    Phillip Morris Cos., Inc. ............................    7.75         05/01/99      155,000       155,903
    Phillip Morris Cos., Inc. ............................    7.13         12/01/99      225,000       228,578
    Phillip Morris Cos., Inc. ............................    6.00         11/15/99       83,000        83,000
    Phillip Morris Cos., Inc. ............................    7.38         02/15/99    1,531,000     1,534,002
    Phillip Morris Cos., Inc. ............................    8.63         03/01/99      781,000       784,557
    Texaco Capital Inc. ..................................    9.00         12/15/99      150,000       155,095
    Texaco Capital Inc. ..................................    6.88         07/15/99      350,000       352,156
    Transamerica Finance Corp. ...........................    6.80         03/15/99      569,000       570,124
    Transamerica Finance Corp. ...........................    8.75         10/01/99      780,000       797,939

portfolio of investments

   HOMESTEAD FUNDS, INC.
   DAILY INCOME FUND (CONTINUED)
   DECEMBER 31, 1998

                                                            INTEREST       MATURITY      FACE
                                                              RATE           DATE       AMOUNT        VALUE
    ----------------------------------------------------------------------------------------------------------
    CORPORATE NOTES -- CONTINUED
    Wal-Mart Stores, Inc. ................................    6.13%        10/01/99   $  138,000   $   138,863
    ----------------------------------------------------------------------------------------------------------
        Total Corporate Notes (Cost $19,864,898)................................................    19,864,898
    ----------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCY OBLIGATIONS (1.7% of portfolio)
    Federal Farm Credit Bank..............................    5.35         01/11/99       15,000        14,978
    Federal Farm Credit Bank..............................    6.57         04/13/99      125,000       125,343
    Federal Home Loan Bank................................    5.16         01/06/99      350,000       349,749
    Federal Home Loan Bank................................    9.30         01/25/99       10,000        10,024
    Federal Home Loan Bank................................    5.59         02/02/99       50,000        49,997
    Federal Home Loan Bank................................    5.43         02/25/99       10,000         9,996
    Federal Home Loan Bank................................    6.26         08/09/99       15,000        15,066
    Federal Home Loan Bank................................    8.60         08/25/99       10,000        10,205
    Federal Home Loan Mortgage Corp. .....................    5.35         01/07/99       25,000        24,978
    Federal Home Loan Mortgage Corp. .....................    6.55         04/19/99       45,000        45,165
    Federal Home Loan Mortgage Corp. .....................    7.13         07/21/99      115,000       116,117
    Federal National Mortgage Association.................    5.55         03/12/99       10,000        10,000
    Federal National Mortgage Association.................    8.45         07/12/99      170,000       172,721
    Federal National Mortgage Association.................    8.55         08/30/99       30,000        30,608
    Federal National Mortgage Association.................    8.35         11/10/99       10,000        10,250
    ----------------------------------------------------------------------------------------------------------
        Total U.S. Government Agency Obligations (Cost $995,197)................................       995,197
    ----------------------------------------------------------------------------------------------------------
    CORPORATE MASTER NOTE (0.1% of portfolio)
    Associates Corp. of North America.....................    4.71(b)                     70,000        70,000
    ----------------------------------------------------------------------------------------------------------
        Total Corporate Master Note (Cost $70,000)..............................................        70,000
    ----------------------------------------------------------------------------------------------------------
    MONEY MARKET ACCOUNT
    State Street Bank and Trust SSgA Fund.................    4.83(c)                                    7,779
    ----------------------------------------------------------------------------------------------------------
        Total Money Market Account (Cost $7,779)................................................         7,779
    ----------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $59,074,280) -- 100%..................................   $59,074,280
    ----------------------------------------------------------------------------------------------------------

   (a) Zero coupon security, purchased at a discount.
   (b) Variable coupon rate as of December 31, 1998.
   (c) One day yield at December 31, 1998.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (39.5% of portfolio)
    BASIC INDUSTRIES -- 7.6%
        Allied Corp. ...................................    0.00%(a)     08/01/99   $  109,000   $    105,770
        Allied Corp. ...................................    0.00(a)      08/15/00      334,000        304,895
        Allied Corp. ...................................    0.00(a)      08/01/01      410,000        358,750
        Allied Signal, Inc. ............................    9.88         06/01/02      150,000        171,375
        Archer Daniels Midland Co. .....................    0.00(a)      05/01/02      200,000        168,250
        Armstrong World Industries, Inc. ...............    6.35         08/15/03      500,000        508,125
        Caterpillar, Inc. ..............................    7.98         01/14/02      800,000        856,000
        Corning Glassworks, Inc. .......................    7.10         08/14/00      100,000        103,125
        Corning, Inc. ..................................    8.25         03/15/02      250,000        266,610
        Corning, Inc. ..................................    6.00         08/15/03      500,000        513,750
        Dow Chemical Co. ...............................    9.35         03/15/02    1,063,000      1,103,730
        General Motors Corp. ...........................    9.13         07/15/01      200,000        217,500
        McKesson Corp. .................................    4.50         03/01/04      345,000        322,462
        Monsanto Co. (b)................................    5.38         12/01/01      500,000        497,500
        Nabisco, Inc. ..................................    8.00         01/15/00      338,000        346,028
        Occidental Petroleum Corp. .....................    6.75         11/15/02    1,000,000      1,002,150
        Occidental Petroleum Corp. .....................    6.50         04/01/05      500,000        489,555
        PHH Corp. ......................................    7.02         11/09/01    1,250,000      1,263,225
        Phillip Morris, Inc. ...........................    6.00         07/15/01    1,000,000      1,011,250
        Ryder System, Inc. .............................    7.56         08/15/00       85,000         87,338
        Texaco Capital, Inc. ...........................    5.50(c)      06/01/99      150,000        150,311
        Xerox Corp. ....................................    5.56(c)      10/23/01    1,250,000      1,250,125
    ---------------------------------------------------------------------------------------------------------
             Total Basic Industries...........................................................     11,097,824
    ---------------------------------------------------------------------------------------------------------
    CONSUMER NON-DURABLE GOODS -- 2.5%
    Beverages
        Anheuser-Busch Cos., Inc. ......................    6.90         10/01/02      540,000        545,400
    Processed Foods
        McDonald's Corp. ...............................    7.38         07/15/02      630,000        635,513
    Recreation
        Walt Disney Co. ................................    1.50         10/20/99       50,000         48,664
        Walt Disney Co. (b).............................    4.20         03/15/01    1,250,000      1,230,541
    Retail
        Sears Roebuck & Co. ............................    9.50         06/01/99      175,000        177,717
        Sears Roebuck Acceptance Corp. .................    6.80         10/09/02      900,000        932,625
    ---------------------------------------------------------------------------------------------------------
             Total Consumer Non-Durable Goods.................................................      3,570,460
    ---------------------------------------------------------------------------------------------------------
    CONSUMER SERVICES -- 0.7%
    Healthcare
        American Hospital Supply Finance Corp. .........    0.00(a)      08/15/00    1,000,000        921,389
        Hospital Corp. of America.......................    0.00(a)      06/01/99      111,000        107,830
    ---------------------------------------------------------------------------------------------------------
             Total Consumer Services..........................................................      1,029,219
    ---------------------------------------------------------------------------------------------------------
    FINANCE -- 21.1%
    Banks
        BankAmerica Corp. ..............................    5.90(c)      05/17/99      400,000        399,824
        BankAmerica Corp. ..............................    8.13         08/15/04      320,000        326,000
        BankAmerica Corp. ..............................    8.95         11/15/04      725,000        746,696
        Barclays N.A. Capital Corp. ....................    9.75         05/15/21      306,000        348,457

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
       FINANCE -- continued
        Chase Manhattan Corp. ..........................    7.88%        08/01/04   $  800,000   $    811,064
        Chemical New York Corp. NV......................    0.00(a)      02/16/00      100,000         91,258
        CITICORP........................................    6.50         09/16/01       75,000         77,122
        CITICORP........................................    8.63         11/01/04      465,000        475,462
        Deutsche Bank Financial.........................    0.00(a)      02/01/00      200,000        189,000
        First Chicago Corp. ............................    5.34(c)      07/28/03      175,000        173,208
        First Union Corp. ..............................    8.77         11/15/04      405,000        412,575
        International Bank for Recon. & Dev.............    0.00(a)      02/15/99      732,000        728,340
        International Bank for Recon. & Dev.............    0.00(a)      08/15/99      525,000        509,906
        Irving Bank Corp. ..............................    8.50         06/01/02      146,000        146,172
        National City Bank of Cleveland.................    7.10         09/25/12      800,000        819,919
    Financial Services
        ACC Consumer Finance............................   10.25         12/01/03    1,237,000      1,309,674
        American Express Credit Corp. ..................    0.00(a)      12/12/00      330,000        296,185
        American Express Credit Corp.,..................    6.25         08/10/05      200,000        202,224
        Associates Corp. of North America...............    6.00         06/15/01      210,000        210,000
        AT&T Capital Corp. .............................    7.50         11/15/00    1,000,000      1,015,000
        AVCO Financial Services, Inc. ..................    8.50         10/15/99       50,000         51,304
        Bell Atlantic Financial Services, Inc. .........    6.53         02/22/00    1,250,000      1,268,750
        Beneficial Corp. ...............................    5.22(c)      02/01/99      200,000        199,978
        Beneficial Corp. ...............................    9.50         03/08/01      450,000        483,750
        CIT Group, Inc. ................................    5.50         10/15/01    1,250,000      1,243,287
        CM International................................    0.00(a)      09/11/00    1,325,000      1,210,093
        Dean Witter Discover Co. .......................    5.11(c)      03/02/99    3,405,000      3,401,935
        Ford Motor Credit Corp. ........................    7.35         01/23/12      500,000        500,505
        GATX Capital Corp. .............................    6.36         12/16/02      450,000        457,312
        General Motors Acceptance Corp. ................    5.63(c)      12/03/01    1,250,000      1,250,675
        Goldman Sachs Group.............................    5.90         01/15/03    1,000,000        988,750
        Heller Financial, Inc. .........................    5.58(c)      09/25/00    1,000,000        997,028
        Household Finance Corp. ........................    8.95         09/15/99      110,000        112,820
        Household Finance Corp. ........................    5.37(c)      08/01/01    1,000,000        994,348
        Household Finance Corp. ........................    6.13         07/15/12      315,000        314,093
        Household Finance Corp. ........................    8.00         08/15/04      450,000        456,899
        Household Finance Corp. ........................    8.55         10/15/04      180,000        184,176
        Household Finance Corp. ........................    6.08         03/08/06      487,500        493,409
        Lincoln National Corp. .........................    7.13         07/15/99      150,000        151,551
        Morgan Stanley Group............................    4.41(c)      03/22/99    1,000,000        998,510
        Norwest Financial, Inc. ........................    8.38         01/15/99      100,000        100,125
        Salomon, Inc. ..................................    7.30         05/15/02      400,000        418,500
        Transamerica Financial Corp. ...................    8.75         10/01/99       50,000         51,273
        Transamerica Financial Corp. ...................    7.85         10/21/99    1,000,000      1,018,990
        Transamerica Financial Corp. ...................    7.68         03/16/00      500,000        510,350
        Transamerica Financial Corp. ...................    6.60         03/20/01      250,000        253,596
        Transamerica Financial Corp. ...................    6.13         11/01/01      750,000        757,035
        Xerox Credit Corp. .............................    6.78         05/21/01    1,500,000      1,554,375
    Insurance
        Liberty Mutual Capital Corp. (b)................    7.98         12/01/02      500,000        539,545

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    FINANCE -- continued
    Security & Commodity Brokers
        Lehman Brothers, Inc. ..........................    6.00%        02/26/01   $  500,000   $    496,250
    ---------------------------------------------------------------------------------------------------------
             Total Finance....................................................................     30,747,298
    ---------------------------------------------------------------------------------------------------------
    TRANSPORTATION -- 1.6%
    Airlines
        Delta Airlines, Inc. ...........................    9.60         05/26/00       50,000         52,164
    Railroad
        Atchison Topeka & Santa Fe RR Co. ..............    5.37         09/15/99      228,000        227,702
        Consolidated Rail Corp. ........................    6.89         07/01/00      100,000        102,500
        CSX Corp. ......................................    9.50         08/01/00      500,000        530,000
        Norfolk & Western Railway Co. ..................    8.13         11/15/00      100,000        104,695
        Union Pacific Co. ..............................    9.95         11/01/00      291,000        314,644
        Union Tank Car Co. .............................    6.63         10/03/04    1,000,000      1,034,200
    ---------------------------------------------------------------------------------------------------------
             Total Transportation.............................................................      2,365,905
    ---------------------------------------------------------------------------------------------------------
    UTILITIES -- 6.0%
    Electric & Gas
        Cleveland Electric Illuminating Co. ............    7.63         08/01/02      100,000        105,613
        Commonwealth Edison Co. ........................    2.75         04/01/99       70,000         69,475
        Commonwealth Edison Co. ........................    7.50         01/01/01      400,000        401,500
        Connecticut Light & Power Co. ..................    7.25         07/01/99      187,000        187,234
        DTE Capital Corp. (b) ..........................    6.17         06/15/38      500,000        512,430
        Energy Acquisition Corp. .......................    6.15         03/01/02    1,000,000      1,021,250
        Florida Power and Light Co. ....................    6.63         02/01/03      200,000        202,770
        Idaho Power Co. ................................    8.65         01/01/00      300,000        310,500
        Michigan Consolidated Gas Co. ..................    5.75         05/01/01      350,000        352,058
        New Orleans Public Service Co. .................    7.00         03/01/03      500,000        510,000
        New York State Electric & Gas Co. ..............    7.63         11/01/01      250,000        251,875
        Pacific Gas & Electric Co. .....................    6.88         12/01/99      181,000        181,365
        Pacific Gas & Electric Co. .....................    6.63         06/01/00      160,000        160,592
        Texas Utilities Co. ............................    9.50         08/01/99      300,000        307,125
    Telephone
        AT&T Corp. .....................................    8.20         02/15/05    1,037,000      1,064,221
        MCI Communications Corp. .......................    6.25         03/23/99      375,000        375,469
        NYNEX Corp. ....................................    9.55         05/01/10      172,754        201,160
        Pacific Telephone & Telegraph Co. ..............    6.00         11/01/02      345,000        345,000
        Pacific Telephone & Telegraph Co. ..............    6.50         07/01/03    1,190,000      1,191,488
        Southwestern Bell Telephone Co. ................    5.88         06/01/03      500,000        500,000
        Southwestern Bell Telephone Co. ................    5.75         09/01/04      500,000        502,755
    ---------------------------------------------------------------------------------------------------------
             Total Utilities..................................................................      8,753,880
    ---------------------------------------------------------------------------------------------------------
             Total Corporate Bonds (Cost $57,057,263).........................................     57,564,586
    ---------------------------------------------------------------------------------------------------------
    FOREIGN BONDS (0.1% of portfolio)
    Hydro-Quebec........................................    6.50         07/16/03      100,000        103,698
    Hydro-Quebec........................................    6.27         01/03/26       80,000         82,200
    ---------------------------------------------------------------------------------------------------------
             Total Foreign Bonds (Cost $174,238)..............................................        185,898
    ---------------------------------------------------------------------------------------------------------

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    ASSET BACKED SECURITIES (15.8% of portfolio)
    American Express Master Trust 93-1..................    5.38%        07/15/01   $  100,000   $     99,975
    Americredit Automobile Receivables Trust 96-B.......    6.50         01/12/02       32,520         32,775
    Arcadia Automobile Receivables Trust 97-C A2........    6.05         11/15/00      123,252        123,575
    Arcadia Automobile Receivables Trust 97-C A3........    5.95         11/15/02      200,000        202,424
    Banc One Auto Grantor Trust 97-A....................    6.27         11/20/03      269,790        272,831
    Bear Asset Trust Securities 97-1A (b)...............    6.69         06/15/03      392,667        397,787
    Case Equipment Loan Trust 95-B......................    6.15         09/15/02      166,891        167,076
    Case Equipment Loan Trust 96-A......................    5.50         02/15/03      125,995        126,154
    Caterpillar Financial Asset Trust 97-A..............    6.10         07/25/00      436,019        437,338
    Centerior Energy Receivables Master Trust 96-1......    7.20         04/15/02       90,000         94,466
    Charming Shoppes Master Trust 94-1..................    7.00         04/15/03      325,000        326,433
    Chase Manhattan Auto Owner Trust 97-B...............    6.35         02/15/01      100,000        100,911
    Chase Manhattan Credit Card Master Trust 96-4.......    6.73         02/15/03      110,000        110,606
    Chase Manhattan Grantor Trust 95-A..................    6.00         09/17/01      100,376        100,483
    CIT RV Trust 94-A...................................    4.90         07/15/09       98,864         98,006
    Citibank Credit Card Master Trust 96-1..............    0.00(a)      02/07/03      340,000        299,289
    Citibank Credit Card Master Trust 97-3..............    6.84         02/10/04      750,000        757,028
    Copelco Capital Funding Corp. 96-A..................    6.34         07/20/04      168,636        169,665
    CPS Auto Trust 97-2.................................    6.65         10/15/02      182,773        184,767
    CTB Auto Grantor Trust 97-A (b).....................    6.50         09/15/03      159,444        160,666
    Discover Card Trust 93-2............................    5.40         11/16/01      485,417        485,551
    Discover Card Trust 97-2............................    6.79         04/16/10    1,250,000      1,261,238
    First Bank Corporate Card Master Trust 97-1.........    6.40         02/15/03       70,000         71,932
    First Chicago Master Trust 97-T.....................    5.61(c)      10/15/02      260,000        259,581
    First Security Auto Grantor Trust 95-A..............    6.25         01/15/01      118,329        118,387
    First Security Auto Grantor Trust 97-B..............    6.10         04/15/03      399,814        403,040
    First Security Auto Grantor Trust 98-A..............    5.97         04/15/04    1,172,701      1,185,865
    Fleetwood Credit Corp. 93-A.........................    6.00         01/15/08      217,021        218,195
    Ford Credit Auto Owner Trust 98-A...................    5.65         10/15/01       90,000         90,414
    Ford Credit Grantor Trust 95-B......................    5.90         10/15/00       94,607         94,803
    Green Tree Lease Finance 97-1.......................    6.17         09/20/05    1,010,000      1,016,944
    Heller Equipment Asset Recievables Trust 97-1.......    6.39         05/25/05      390,198        393,749
    Honda Auto Receivables Grantor Trust 97-A...........    5.85         02/15/03      691,609        694,345
    Honda Auto Receivables Grantor Trust 97-B...........    5.95         05/15/03      666,134        665,621
    Household Affinity Credit Card Master Trust 93-2....    5.60         05/15/02      100,000        100,804
    IBM Credit Receivables Lease Asset Master Trust
      93-1..............................................    4.55         11/15/00       53,482         53,445
    ICI Funding Secured Assets Corp. 97-1...............    7.00         03/25/28      200,225        199,725
    J.C. Penney Master Credit Card Trust C..............    9.63         06/15/00      200,000        210,989
    Keycorp Auto Grantor Trust 95-A.....................    5.80         07/15/00       34,756         34,926
    MBNA Master Credit Card Trust 93-3..................    5.40         09/15/00      112,000        111,846
    Metlife Capital Equipment Loan Trust 97-A...........    6.85         05/20/08    1,715,000      1,791,618
    Metris Master Trust 97-1............................    6.87         10/20/05      880,000        917,515
    MMCA Automobile Trust 95-1..........................    5.70         11/15/00       31,706         31,740
    Nationsbank Auto Owner Trust 96-A...................    6.38         07/15/00       23,890         24,022
    Navistar Financial Corp. Owner Trust 96-A...........    6.35         11/15/02      209,396        210,818
    Newcourt Receivables Asset Trust 97-1...............    6.04         06/20/00      126,397        127,049
    Nissan Auto Receivables Grantor Trust 95-A..........    6.10         08/15/01       40,568         40,761
    Norwest Automobile Trust 96-A.......................    5.90         03/15/00      147,404        149,103
    Olympic Automobile Receivables Trust 95-C...........    6.20         01/15/02       98,574         98,882

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    ASSET BACKED SECURITIES -- CONTINUED
    Olympic Automobile Receivables Trust 95-D...........    6.15%        07/15/01   $  200,000   $    201,290
    Olympic Automobile Receivables Trust 95-E...........    5.85         03/15/01      731,830        733,587
    Olympic Automobile Receivables Trust 96-A...........    5.85         07/15/01      992,519        996,041
    Olympic Automobile Receivables Trust 96-C...........    6.80         03/15/02    1,000,000      1,013,850
    Olympic Automobile Receivables Trust 96-D...........    5.95         06/15/01      656,937        661,228
    Onyx Acceptance Grantor Trust 96-1..................    5.40         05/15/01       97,766         97,907
    PNC Student Loan Trust I 97-2.......................    6.45         01/25/02      135,000        138,202
    Premier Auto Trust 95-4.............................    6.00         05/06/00       71,250         71,327
    Premier Auto Trust 96-2 A3..........................    6.35         01/06/00        8,381          8,385
    Premier Auto Trust 96-2 A4..........................    6.58         10/06/00      115,000        115,861
    Premier Auto Trust 97-2.............................    6.13         09/06/00      270,000        271,301
    Railcar Trust 92-1..................................    7.75         06/01/04       77,272         82,436
    Sears Credit Account Master Trust 98-1..............    5.80         08/15/05      450,000        451,472
    Spiegel Master Trust 94-B...........................    8.15         06/15/04      200,000        205,557
    Union Acceptance Corp. 95-C.........................    6.40         10/10/02      235,398        236,464
    Union Acceptance Corp. 95-D.........................    5.97         01/07/03      188,150        188,744
    Union Acceptance Corp. 96-D.........................    5.96         10/10/00       54,503         54,475
    Union Acceptance Corp. 98-D.........................    5.81         03/08/04      450,000        454,781
    Western Financial Grantor Trust 95-2................    7.10         07/01/00       48,633         48,832
    Western Financial Grantor Trust 95-4................    6.20         02/01/02      390,790        392,014
    WFS Financial Owner Trust 97-A......................    6.50         09/20/01       57,703         58,172
    WFS Financial Owner Trust 97-D......................    6.25         03/20/02      400,000        403,140
    World Omni Automobile Lease Securitization Trust
      96-A..............................................    6.55         06/25/02      807,421        807,894
    ---------------------------------------------------------------------------------------------------------
             Total Asset Backed Securities (Cost $22,808,284).................................     23,018,123
    ---------------------------------------------------------------------------------------------------------
    MORTGAGE BACKED SECURITIES (25.5% of portfolio)
    Access Financial Manufactured Housing Contract Trust
      95-1..............................................    6.10         05/15/21      156,592        157,270
    Advanta Home Equity Loan Trust 92-3.................    6.05         09/25/08      145,107        145,160
    Advanta Home Equity Loan Trust 92-4.................    7.20         11/25/08       42,700         43,050
    Advanta Home Equity Loan Trust 93-2.................    6.15         10/25/09       75,834         77,969
    Advanta Home Equity Loan Trust 93-3 A1..............    4.90         01/25/10       88,536         86,474
    Advanta Home Equity Loan Trust 93-3 A3..............    4.75         02/25/10      264,789        262,107
    Advanta Home Equity Loan Trust 93-4.................    5.70         03/25/25      220,759        219,850
    Advanta Home Equity Loan Trust 94-1 A1..............    6.30         07/25/25      739,979        744,145
    Advanta Home Equity Loan Trust 94-1 A2..............    6.30         07/25/25      428,254        430,742
    AFC Home Equity Loan Trust 92-4.....................    6.20         10/11/07       54,701         54,661
    American Financial Home Equity Loan 91-1............    8.00         07/25/06       69,968         71,869
    Amresco Residential Securities Mortgage Loan Trust
      96-3..............................................    7.55         02/25/23      110,000        115,476
    Amresco Residential Securities Mortgage Loan Trust
      97-3..............................................    6.61         06/25/12       99,282         98,977
    Bear Stearns Secured Investors Trust 87-2...........    9.95         10/20/18      126,340        139,612
    Champion Home Equity Loan Trust 97-2................    6.59         11/25/10      131,507        131,447
    Chase Mortgage Finance Corp. 93-G...................    7.00         04/25/01       44,375         44,471
    Chase Mortgage Finance Corp. 93-N...................    6.75         11/25/24      367,049        369,004
    Chase Mortgage Finance Corp. 94-B...................    6.75         02/25/25      442,902        443,569
    Chase Mortgage Finance Corp. 94-L...................    7.50         11/25/10      250,000        257,505
    Chase Mortgage Finance Corp. 98-S4..................    6.90         08/25/28      943,355        946,412
    Chemical Mortgage Acceptance Corp. 88-2.............    7.11(c)      05/25/18      285,156        284,779
    Citibank N.A. 86-4..................................   10.00         11/25/16       85,516         86,468
    CITICORP Mortgage Securities, Inc. 88-11............    7.00(c)      08/25/18      670,418        666,959

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    MORTGAGE BACKED SECURITIES -- CONTINUED
    CITICORP Mortgage Securities, Inc. 88-17............    6.87(c)%     11/25/18   $  707,252   $    719,352
    CITICORP Mortgage Securities, Inc. 92-16............    7.50         09/25/22       42,832         44,623
    CITICORP Mortgage Securities, Inc. 96-1.............    7.50         12/25/26    1,000,000      1,007,510
    CITICORP Mortgage Securities, Inc. 98-6.............    6.80         07/25/28      241,770        243,351
    CITICORP Mortgage Trust 3...........................    9.00         01/25/20      100,000         99,632
    Cityscape Home Equity Loan Trust 97-B...............    7.02         01/25/12      121,935        123,040
    CMC Securities Corp. 92-D...........................    6.99(c)      12/25/23       27,145         27,378
    CMC Securities Corp. 92-E...........................    7.00(c)      12/25/22      367,858        371,187
    CMC Securities Corp. 93-E...........................    6.50         11/25/08      903,683        907,722
    CMO Trust 14........................................    8.00         01/01/17      150,726        154,296
    CMO Trust 15........................................    5.00         03/20/18       60,636         59,771
    CMO Trust 17........................................    7.25         04/20/18       47,969         48,742
    CMO Trust 27........................................    7.25         04/23/17      232,651        238,426
    Corestates Home Equity Trust 94-1...................    6.65         05/15/09      326,415        331,299
    Countrywide Asset-Backed Certificates 96-1..........    6.53         02/25/14      156,126        156,448
    Countrywide Asset-Backed Certificates 97-3..........    6.58         10/25/15      398,457        398,441
    Countrywide Funding Corp. 87-2......................    6.98(c)      02/25/18      344,620        344,637
    CS First Boston Mortgage Securities Corp. 96-2......    6.62         02/25/18      200,000        206,084
    DLJ Mortgage Acceptance Corp. 91-3..................    6.87(c)      02/20/21      963,374        975,775
    DLJ Mortgage Acceptance Corp. 95-8..................    7.25         11/25/25      641,390        640,546
    Empire Funding Home Loan Owner Trust 97-2...........    7.78         09/25/23      241,094        241,333
    Equicon Home Equity Loan Trust 92-7.................    5.90         09/18/05        8,618          8,601
    Equivantage Home Equity Loan Trust 95-2.............    6.85         05/25/22      501,917        505,852
    FDIC REMIC Trust 96-C1..............................    6.75         05/25/26      704,678        704,452
    FHLMC 135...........................................    8.75         05/15/00       10,801         10,981
    FHLMC 144...........................................    8.75         06/15/00        6,115          6,216
    FHLMC 1330..........................................    7.00         09/15/99      334,931        335,874
    FHLMC 1458..........................................    7.00         01/15/08      155,425        155,691
    FHLMC 1547..........................................    6.50         09/15/22       93,609         93,886
    FHLMC 1662..........................................    6.25         01/15/09       68,627         68,954
    FHLMC 1663..........................................    7.00         07/15/23       55,998         56,515
    FHLMC 1714..........................................    7.00         10/15/22      156,352        157,263
    FHLMC 2006..........................................    7.00         10/05/12    1,156,625      1,156,625
    FHLMC 2023..........................................    6.50         01/15/13      211,770        212,507
    FHLMC 218209........................................    8.50         06/01/02       51,110         52,707
    FNMA REMIC 92-203...................................    6.50         11/25/07       70,125         70,136
    FNMA REMIC 93-140...................................    7.00         07/25/12       63,947         64,671
    FNMA REMIC 93-15....................................    7.00         02/25/08       39,702         39,630
    FNMA REMIC 93-68....................................    6.00         05/25/08       86,435         85,608
    FNMA REMIC 93-88....................................    5.40         06/25/00       24,001         23,903
    FNMA REMIC 94-4.....................................    6.50         12/25/06      333,837        335,072
    First Alliance Mortgage Loan Trust 94-3.............    7.83         10/25/25       78,851         82,579
    First Plus Home Loan Trust 97-2.....................    6.82         04/10/23      220,000        221,786
    First Plus Home Loan Trust 98-1.....................    6.04         10/10/13      475,000        475,589
    First Plus Home Loan Trust 98-2.....................    6.32         11/10/13      610,000        614,313
    First Plus Home Loan Trust 98-4.....................    5.59(c)      01/10/11      189,922        189,832
    GE Capital Mortgage Services, Inc. 94-1.............    6.50         03/25/24      125,000        125,926
    GE Capital Mortgage Services, Inc. 94-5.............    5.50         02/25/24       40,604         40,435
    GE Capital Mortgage Services, Inc. 94-13............    6.50         04/25/24      971,345        969,720

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    MORTGAGE BACKED SECURITIES -- CONTINUED
    GE Capital Mortgage Services, Inc. 94-18............    7.00%        08/25/24   $   31,905   $     31,821
    GE Capital Mortgage Services, Inc. 96-17............    7.00         12/25/26       14,525         14,504
    GE Capital Mortgage Services, Inc. 97-4.............    7.50         05/25/27      500,000        507,292
    GE Capital Mortgage Services, Inc. 98-8.............    6.20         04/25/28    1,000,000        991,020
    GMBS Certificates 89-1..............................    9.50         12/25/19      130,880        130,399
    Green Tree Financial Corp. 95-5.....................    6.25         09/15/26      111,212        111,332
    Green Tree Financial Corp. 95-7.....................    6.70         11/15/26      145,000        146,312
    Green Tree Financial Corp. 96-1.....................    5.50         03/15/27       24,445         24,447
    Green Tree Financial Corp. 97-B.....................    6.61         04/15/27      136,620        136,885
    Green Tree Home Equity Loan Trust 98-C..............    6.03         07/15/29      250,000        250,600
    Headlands Mortgage Securities, Inc. 97-3............    7.25         07/25/27      457,000        461,104
    Housing Securities Inc. 92-EA.......................    7.50         10/25/07      451,000        460,703
    Housing Securities Inc. 94-2........................    6.50         07/25/09      175,804        177,144
    Independent National Mortgage Corp. 96-E............    6.93         05/25/26      493,951        493,977
    Master Financial Asset Securitization Trust 97-1....    6.63         11/20/10      450,000        450,243
    Master Financial Asset Securitization Trust 98-2....    6.34         10/20/12    1,000,000      1,007,610
    Merrill Lynch Mortgage Investors, Inc. 93-G.........    5.40         12/15/13      102,888        102,305
    Merrill Lynch Mortgage Investors, Inc. 94-A.........    6.40(c)      02/15/09      134,693        135,754
    Mid State Trust 3 A.................................    7.63         04/01/22      124,316        128,796
    Morgan Stanley Capital I 97-ALIC....................    6.30         10/15/00      572,033        578,251
    New Century Home Equity Loan Trust 97-NC6...........    7.01         05/25/26      165,000        171,006
    Nomura Asset Securities Corp. 94-4..................    8.30         09/25/24       27,066         27,635
    Old Stone Credit Corp. Home Equity Trust 92-2.......    6.85         05/15/07      176,232        180,033
    Old Stone Credit Corp. Home Equity Trust 92-3.......    6.30         09/25/07      112,398        113,699
    Paine Webber Mortgage Acceptance Corp. 93-7.........    7.50         07/25/23      141,475        141,553
    PNC Mortgage Securities Corp. 97-8..................    7.00         12/25/27      196,548        197,074
    Prudential Home Mortgage Securities 91-9............    7.86(c)      08/25/21       95,186         95,261
    Prudential Home Mortgage Securities 93-9............    7.05         03/25/08      371,647        374,114
    Prudential Home Mortgage Securities 93-10...........    6.50         02/25/00       27,916         27,868
    Prudential Home Mortgage Securities 93-29...........    6.75         08/25/08       37,362         37,385
    Prudential Home Mortgage Securities 93-32...........    6.50         08/25/23      261,496        260,816
    Prudential Home Mortgage Securities 93-41...........    6.00         10/25/00       31,383         31,266
    Prudential Home Mortgage Securities 93-51...........    6.10         12/25/23       42,921         42,809
    Prudential Securities 18............................    7.00         06/25/19       18,896         18,932
    Residential Accredit Loans, Inc. 95-QS1.............    7.30         06/25/21      488,502        487,495
    Residential Asset Securities Corp. 98-KS2...........    6.24         02/25/17      325,000        324,132
    Residential Asset Securitization Trust 97-A2........    7.13         04/25/27      132,193        131,900
    Residential Funding Mortgage Securities I 93-S25....    6.50         07/25/08       38,360         38,458
    Residential Funding Mortgage Securities I 95-S18....    7.00         11/25/10      101,685        101,668
    Residential Funding Mortgage Securities I 97-S6.....    7.00         05/25/25       72,844         72,744
    Residential Funding Mortgage Securities I 97-S13....    7.25         09/25/27      828,936        834,025
    Resolution Trust Corp. 92-2.........................    7.94(c)      08/25/21      183,207        182,546
    Ryland Acceptance Corp. 26-C........................    9.00         12/01/16      187,098        197,633
    Ryland Mortgage Securities Corp. 93-4...............    7.50         08/25/24      150,565        156,179
    Salomon Brothers Mortgage Securities 96-LB2.........    7.25         10/25/26      175,000        176,334
    Salomon Brothers Mortgage Securities 97-LB2.........    6.82         12/25/27      165,000        170,081
    Saxon Asset Securities Trust 96-2...................    6.48         11/25/20      106,534        106,766
    Southern Pacific Secured Assets Corp. 98-H1.........    6.41         01/25/29    1,250,000      1,260,125
    Structured Mortgage Asset Residential Trust 93-5....    6.87(c)      06/25/24      214,115        217,489

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    MORTGAGE BACKED SECURITIES -- CONTINUED
    TMS Home Equity Trust 92-A..........................    6.95%        01/15/07   $   57,601   $     58,107
    TMS Home Equity Trust 93-B..........................    5.40         08/15/05       82,584         83,211
    TMS Home Equity Trust 93-C..........................    5.75         10/15/22       92,223         91,862
    TMS Home Equity Trust 93-D..........................    5.68         02/15/09       74,747         74,762
    TMS Home Equity Trust 94-D..........................    8.93         06/15/22      393,000        417,474
    TMS Home Equity Trust 96-B A7.......................    7.55         02/15/20      360,000        377,023
    TMS Home Equity Trust 96-B A10......................    5.60         10/15/27      295,438        293,848
    TMS Home Equity Trust 96-C..........................    7.69         05/15/24      394,000        408,831
    TMS Home Equity Trust 97-A..........................    7.24         05/15/28      263,000        269,439
    TMS Home Equity Trust 97-C..........................    6.59         02/15/15      541,000        563,212
    UCFC Home Equity Loan 95-A1.........................    8.55         01/10/20      550,000        572,249
    UCFC Home Equity Loan 96-D1.........................    6.38         07/15/10       10,548         10,526
    UCFC Manufactured Housing Contract 98-2.............    6.16         08/15/19    1,000,000      1,000,938
    Vanderbilt Mortgage Finance 95-B....................    6.68         05/07/06      250,000        255,542
    Zions Home Refinance Loan Trust 93-1................    5.15         09/25/03       45,918         45,914
    ---------------------------------------------------------------------------------------------------------
             Total Mortgage Backed Securities (Cost $36,723,908)..............................     37,123,356
    ---------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.5% of portfolio)
    Banco Centroamericano Promissory Note...............    5.78         05/30/01      954,284        964,924
    Chattanooga Valley Corp. ...........................    0.00(a)      01/01/01      256,000        231,040
    Chattanooga Valley Corp. ...........................    0.00(a)      07/01/01      204,000        178,679
    Federal Farm Credit Bank............................    5.79         03/01/99    1,141,304      1,141,328
    Federal Farm Credit Bank............................    5.90         08/06/01    1,000,000      1,004,926
    Federal Farm Credit Bank............................    6.09         08/05/02    1,000,000      1,000,309
    Federal Home Loan Bank..............................    5.62         03/25/99       69,371         69,385
    Federal Home Loan Bank..............................    6.00         02/07/01      500,000        500,266
    Federal Home Loan Bank..............................    6.00         04/01/02    1,000,000      1,001,887
    Federal National Mortgage Assn. ....................    7.12         04/19/02      500,000        502,955
    Federal National Mortgage Assn. ....................    7.08         05/06/02      250,000        251,684
    Federal National Mortgage Assn. ....................    6.33         03/10/03    1,000,000      1,001,399
    Federal National Mortgage Assn. ....................    6.31         05/07/03      500,000        501,351
    Federal National Mortgage Assn. ....................    6.20         07/07/03    1,250,000      1,250,775
    Government Export Trust 93-1........................    6.00         03/15/05      364,583        375,584
    Small Business Administration 92-10.................    7.15         09/01/02      226,526        239,257
    Student Loan Marketing Assn. .......................    4.85(c)      02/08/99      100,000         99,971
    Student Loan Marketing Assn. .......................    4.84(c)      02/22/99       75,000         74,966
    U.S. Treasury Note..................................    5.00         01/31/99      750,000        750,222
    U.S. Treasury Note..................................    6.38         05/15/99      500,000        503,159
    U.S. Treasury Note..................................    6.75         06/30/99    1,250,000      1,263,375
    U.S. Treasury Note..................................    6.00         08/15/99      500,000        504,161
    U.S. Treasury Note..................................    7.13         02/29/00      250,000        256,813
    U.S. Treasury Note..................................    6.38         05/15/00      800,000        818,057
    U.S. Treasury Note..................................    5.75         10/31/00    2,250,000      2,293,742
    U.S. Treasury Note..................................    6.38         03/31/01      500,000        518,398
    U.S. Treasury Note..................................    5.88         11/30/01    1,750,000      1,808,962
    U.S. Treasury Note..................................    6.00         07/31/02      500,000        521,094
    ---------------------------------------------------------------------------------------------------------
             Total U.S. Government and Agency Obligations (Cost $19,348,442)..................     19,628,669
    ---------------------------------------------------------------------------------------------------------

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM BOND FUND (CONTINUED)
   DECEMBER 31, 1998

                                                          INTEREST       MATURITY      FACE
                                                            RATE           DATE       AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------
    MUNICIPAL BONDS (0.1% of portfolio)
    Rhode Island Housing & Mortgage Finance Corp. ......    6.62%        04/01/02   $  105,000   $    108,413
    ---------------------------------------------------------------------------------------------------------
             Total Municipal Bonds (Cost $104,354)............................................        108,413
    ---------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER (5.4% of portfolio)
    American Express Credit Corp. ......................    5.85         01/04/99    1,000,000        999,513
    American Express Credit Corp. ......................    6.00         01/11/99    1,000,000        998,333
    American General Finance Corp. .....................    5.46         01/07/99    1,000,000        999,090
    Chevron USA, Inc. ..................................    5.53         01/08/99    1,000,000        998,925
    Merrill Lynch & Co. ................................    5.00         01/04/99    2,956,000      2,954,768
    Norwest Financial, Inc. ............................    5.60         01/11/99    1,000,000        998,444
    ---------------------------------------------------------------------------------------------------------
             Total Commercial Paper (Cost $7,949,073).........................................      7,949,073
    ---------------------------------------------------------------------------------------------------------
    CORPORATE MASTER NOTE (0.1% of portfolio)
    Associates Corp. of North America...................    4.71(c)                    100,000        100,000
    ---------------------------------------------------------------------------------------------------------
             Total Corporate Master Note (Cost $100,000)......................................        100,000
    ---------------------------------------------------------------------------------------------------------
    MONEY MARKET ACCOUNT
    State Street Bank & Trust SSgA Fund.................    4.83(d)                                     1,832
    ---------------------------------------------------------------------------------------------------------
             Total Money Market Account (Cost $1,832).........................................          1,832
    ---------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $144,267,394) -- 100%...............................   $145,679,950
    ---------------------------------------------------------------------------------------------------------

   (a) Zero coupon security, purchased at a discount.
   (b) 144A Security.
   (c) Variable coupon rate as of December 31, 1998.
   (d) One day yield at December 31, 1998.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM GOVERNMENT SECURITIES FUND
   DECEMBER 31, 1998

                                                             INTEREST       MATURITY      FACE
                                                               RATE           DATE       AMOUNT        VALUE
    -----------------------------------------------------------------------------------------------------------
    ASSET BACKED SECURITIES (3.1% of portfolio)
    Government Export Trust 93-1...........................    6.00%        03/15/05   $  260,417   $   268,274
    Guaranteed Export Certificates 93-D....................    5.23         05/15/05       66,383        66,553
    Guaranteed Trade Trust 92-A A..........................    7.02         09/01/04      175,000       187,679
    Small Business Administration 92-10 A..................    6.70         01/01/02       70,647        71,912
    Small Business Administration 92-10 C..................    7.15         09/01/02      135,916       143,554
    -----------------------------------------------------------------------------------------------------------
        Total Asset Backed Securities (Cost $707,192)............................................       737,972
    -----------------------------------------------------------------------------------------------------------
    MORTGAGE BACKED SECURITIES (12.0% of portfolio)
    GNMA 94-1..............................................    7.63         08/16/23       99,000        98,859
    GNMA 96-6..............................................    6.50         10/16/08      190,997       191,172
    GNMA 97-4 A............................................    7.00         11/20/11      299,604       300,509
    GNMA 97-4 B............................................    7.00         08/20/26      155,567       155,011
    GNMA 97-4 N............................................    7.50         02/16/27       41,924        41,956
    GNMA 97-8..............................................    7.00         05/16/23      500,000       508,991
    GNMA 97-13.............................................    6.00         11/16/22      396,458       396,613
    GNMA 98-1..............................................    7.00         05/20/25      426,456       431,162
    Vendee Mortgage Trust 97-1.............................    7.50         09/15/17      500,000       511,708
    Vendee Mortgage Trust 97-2.............................    7.50         01/15/13      225,000       228,172
    -----------------------------------------------------------------------------------------------------------
        Total Mortgage Backed Securities (Cost $2,852,128).......................................     2,864,153
    -----------------------------------------------------------------------------------------------------------
    U. S. GOVERNMENT AND AGENCY OBLIGATIONS
      (80.8% of portfolio)
    Banco Centroamericano Promissory Note..................    5.78         05/30/01      279,635       282,753
    Interlake Steamship Co.................................    5.45         07/15/01      371,000       371,052
    PEFCO Finance Corp. (c)................................    5.31         11/15/03    1,000,000       996,870
    Private Export Funding Corp. (c).......................    4.92(a)      02/28/99      250,000       249,975
    Private Export Funding Corp............................    9.50         03/31/99    3,527,000     3,562,270
    Private Export Funding Corp............................    9.45         12/31/99    5,000,000     5,212,500
    Private Export Funding Corp............................    8.35         01/31/01       25,000        26,656
    Private Export Funding Corp............................    5.48         09/15/03      150,000       151,125
    U.S. Department of Housing and Urban Development.......    6.36         08/01/04       30,000        31,602
    U.S. Treasury Bill.....................................    4.37         01/21/99      600,000       598,750
    U.S. Treasury Note.....................................    7.00         04/15/99      450,000       452,997
    U.S. Treasury Note.....................................    6.38         05/15/99       50,000        50,316
    U.S. Treasury Note.....................................    6.00         08/15/99      800,000       806,658
    U.S. Treasury Note.....................................    5.88         11/15/99    1,200,000     1,212,401
    U.S. Treasury Note.....................................    5.63         11/30/99      300,000       302,625
    U.S. Treasury Note.....................................    6.38         05/15/00      100,000       102,257
    U.S. Treasury Note.....................................    5.50         05/31/00      500,000       505,891
    U.S. Treasury Note.....................................    5.75         10/31/00      100,000       101,944
    U.S. Treasury Note.....................................    6.38         03/31/01       50,000        51,840
    U.S. Treasury Note.....................................    5.88         11/30/01    2,600,000     2,687,600
    U.S. Treasury Note.....................................    6.63         04/30/02      750,000       794,080
    U.S. Treasury Note.....................................    6.00         07/31/02      100,000       104,219
    U.S. Treasury Note.....................................    5.50         01/31/03      500,000       514,525
    Victoria Steamship Corp................................    6.85         11/15/03      197,650       197,668
    -----------------------------------------------------------------------------------------------------------
        Total U.S. Government and Agency Obligations (Cost $19,251,817)..........................    19,368,574
    -----------------------------------------------------------------------------------------------------------

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SHORT-TERM GOVERNMENT SECURITIES FUND (CONTINUED)
   DECEMBER 31, 1998

                                                             INTEREST
                                                               RATE                                    VALUE
    -----------------------------------------------------------------------------------------------------------
    MONEY MARKET ACCOUNT (4.1% of portfolio)
    Vanguard Money Market Reserves U.S. Treasury...........    4.40%(b)                             $   986,115
    -----------------------------------------------------------------------------------------------------------
        Total Money Market Account (Cost $986,115)...............................................       986,115
    -----------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $23,797,252) -- 100%...................................   $23,956,814
    -----------------------------------------------------------------------------------------------------------

   (a) Variable coupon rate as of December 31, 1998.
   (b) Seven day yield at December 31, 1998.
   (c) 144A Security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SMALL COMPANY STOCK FUND
   DECEMBER 31, 1998

                                                                    SHARES                        VALUE
    ------------------------------------------------------------------------------------------------------
    COMMON STOCKS (91.0% of portfolio)
    BASIC INDUSTRIES -- 1.0%
    Forest Products
        Pope & Talbot, Inc......................................      8,500                     $   71,187
    ------------------------------------------------------------------------------------------------------
             Total Basic Industries..........................................                       71,187
    ------------------------------------------------------------------------------------------------------
    CAPITAL GOODS -- 32.7%
    Construction Supplies & Fixtures
        Chicago Bridge & Iron Co. ..............................     16,700                        205,619
        Hughes Supply, Inc. ....................................      9,700                        283,725
    Industrial Machinery
        Aeroquip-Vickers, Inc. .................................      8,000                        239,500
        Applied Industrial Technologies, Inc. ..................     15,700                        217,837
        Flowserve Corp. ........................................     13,000                        215,312
        Manitowoc Co., Inc. ....................................      6,000                        266,250
        Regal-Beloit Corp. .....................................     11,000                        253,000
    Manufacturing-Diverse
        CLARCOR, Inc. ..........................................     13,300                        266,000
        Lydall, Inc. (a)........................................     18,700                        222,062
        Standex International Corp. ............................      8,800                        231,000
    ------------------------------------------------------------------------------------------------------
             Total Capital Goods.............................................                    2,400,305
    ------------------------------------------------------------------------------------------------------
    CONSUMER DURABLE GOODS -- 5.7%
    Household Appliances & Furnishings
        Juno Lighting, Inc. ....................................      9,100                        212,713
    Housewares
        Oneida Ltd. ............................................     13,900                        205,894
    ------------------------------------------------------------------------------------------------------
             Total Consumer Durable Goods....................................                      418,607
    ------------------------------------------------------------------------------------------------------
    CONSUMER NON-DURABLE GOODS -- 24.3%
    Auto Parts
        Cooper Tire & Rubber Co. ...............................     10,300                        210,506
    Cosmetics & Toiletries
        Alberto Culver Co. (Class A)............................     11,000                        277,750
    Food Processing
        J.M. Smucker Co. (Class B)..............................     11,600                        256,650
    Retail
        Charming Shoppes, Inc. (a)..............................     54,000                        232,875
        Claire's Stores, Inc. ..................................     12,500                        256,250
        Longs Drug Stores, Corp. ...............................      6,900                        258,750
        Ruddick Corp. ..........................................     12,800                        294,400
    ------------------------------------------------------------------------------------------------------
             Total Consumer Non-Durable Goods................................                    1,787,181
    ------------------------------------------------------------------------------------------------------
    CONSUMER SERVICES -- 3.8%
    Restaurants
        Cracker Barrel Old Country Store, Inc...................     12,000                        279,750
    ------------------------------------------------------------------------------------------------------
             Total Consumer Services.........................................                      279,750
    ------------------------------------------------------------------------------------------------------

portfolio of investments

   HOMESTEAD FUNDS, INC.
   SMALL COMPANY STOCK FUND (CONTINUED)
   DECEMBER 31, 1998

                                                                    SHARES/
                                                                  FACE AMOUNT                     VALUE
    ------------------------------------------------------------------------------------------------------
    ENERGY -- 3.6%
    Oil Well Services & Equipment
        Helmerich & Payne, Inc. ................................     13,700 shs.                $  265,438
    ------------------------------------------------------------------------------------------------------
             Total Energy....................................................                      265,438
    ------------------------------------------------------------------------------------------------------
    FINANCE -- 9.7%
    Banks
        CNB Bancshares, Inc. ...................................      5,600                        261,100
        UMB Financial Corp. ....................................      4,300                        197,263
    Insurance
        Ohio Casualty Corp. ....................................      6,100                        250,863
    ------------------------------------------------------------------------------------------------------
             Total Finance...................................................                      709,226
    ------------------------------------------------------------------------------------------------------
    GENERAL BUSINESS -- 3.1%
    Linen Supply
        Superior Uniform Group, Inc. ...........................     15,500                        224,750
    ------------------------------------------------------------------------------------------------------
             Total General Business..........................................                      224,750
    ------------------------------------------------------------------------------------------------------
    TRANSPORTATION -- 3.9%
    Trucking
        American Freightways Inc. ..............................     25,000                        288,281
    ------------------------------------------------------------------------------------------------------
             Total Transportation............................................                      288,281
    ------------------------------------------------------------------------------------------------------
    UTILITIES -- 3.2%
    Gas & Pipeline
        Questar Corp. ..........................................     12,200                        236,375
    ------------------------------------------------------------------------------------------------------
             Total Utilities.................................................                      236,375
    ------------------------------------------------------------------------------------------------------
             Total Common Stock (Cost $7,223,216)............................                    6,681,100
    ------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER (2.7% of portfolio)
    Household Finance Corp., 5.45%, due 01/04/99................   $100,000                         99,955
    Norwest Financial Inc., 5.19%, due 01/05/99.................    100,000                         99,942
    ------------------------------------------------------------------------------------------------------
             Total Commercial Paper (Cost $199,897)..........................                      199,897
    ------------------------------------------------------------------------------------------------------
    CORPORATE MASTER NOTE (4.5% of portfolio)
    Associates Corp. of North America, 4.71% (b)................    330,000                        330,000
    ------------------------------------------------------------------------------------------------------
             Total Corporate Master Note (Cost $330,000).....................                      330,000
    ------------------------------------------------------------------------------------------------------
    MONEY MARKET ACCOUNT (1.8% of portfolio)
    State Street Bank & Trust SSgA Fund, 4.83% (c)...........................                      129,580
    ------------------------------------------------------------------------------------------------------
             Total Money Market Account (Cost $129,580)......................                      129,580
    ------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $7,882,693) -- 100%................                   $7,340,577
    ------------------------------------------------------------------------------------------------------

   (a) Non-income producing.
   (b) Variable coupon rate at December 31, 1998.
   (c) One day yield at December 31, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

portfolio of investments

   HOMESTEAD FUNDS, INC.
   VALUE FUND
   DECEMBER 31, 1998

                                                                   SHARES                         VALUE
    -------------------------------------------------------------------------------------------------------
    COMMON STOCKS (93.2% of portfolio)
    BASIC INDUSTRIES -- 10.6%
    Aluminum
        Alcan Aluminum Ltd.....................................     231,200                    $  6,256,850
    Chemicals
        Avery Dennison Corp. ..................................     192,600                       8,679,037
        Nalco Chemical Co. ....................................     332,300                      10,301,300
    Forest Products
        Pope & Talbot, Inc. ...................................     140,500                       1,176,687
        Weyerhaeuser Co. ......................................      96,500                       4,903,406
    Packaging/Containers
        Bemis, Inc. ...........................................     138,300                       5,246,756
    Paper
        Champion International Corp. ..........................     114,000                       4,617,000
        International Paper Co. ...............................     142,000                       6,363,375
    -------------------------------------------------------------------------------------------------------
             Total Basic Industries.........................................                     47,544,411
    -------------------------------------------------------------------------------------------------------
    CAPITAL GOODS -- 6.4%
    Construction Supplies & Fixtures
        Hughes Supply, Inc. ...................................     356,800                      10,436,400
    Industrial Machinery
        Aeroquip-Vickers, Inc. ................................     221,100                       6,619,181
        Applied Industrial Technologies, Inc. .................     541,700                       7,516,087
        Parker-Hannifin Corp. .................................     132,975                       4,354,931
    -------------------------------------------------------------------------------------------------------
             Total Capital Goods............................................                     28,926,599
    -------------------------------------------------------------------------------------------------------
    CONSUMER DURABLE GOODS -- 9.0%
    Household Appliances & Furnishings
        Juno Lighting, Inc. ...................................     365,100                       8,534,212
        Maytag Corp. ..........................................     241,400                      15,027,150
    Housewares
        Oneida Ltd. ...........................................     491,700                       7,283,306
        Rubbermaid, Inc. ......................................     314,800                       9,896,525
    -------------------------------------------------------------------------------------------------------
             Total Consumer Durable Goods...................................                     40,741,193
    -------------------------------------------------------------------------------------------------------
    CONSUMER NON-DURABLE GOODS -- 23.9%
    Auto Parts
        Cooper Tire & Rubber Co.                                    507,000                      10,361,813
        Genuine Parts Co. .....................................     243,600                       8,145,375
    Drugs & Health Care
        American Home Products Corp. ..........................     120,000                       6,757,500
        Pharmacia & Upjohn, Inc. ..............................     145,000                       8,210,625
        SmithKline Beecham Plc.................................      86,000                       5,977,000
    Food Processing
        J.M. Smucker Co. (Class B).............................     405,600                       8,973,900
    Photography
        Eastman Kodak Co. .....................................     104,500                       7,524,000

portfolio of investments

   HOMESTEAD FUNDS, INC.
   VALUE FUND (CONTINUED)
   DECEMBER 31, 1998

                                                                   SHARES                         VALUE
    -------------------------------------------------------------------------------------------------------
    CONSUMER NON-DURABLE GOODS -- continued
    Retail
        Dillards Department Stores, Inc. ......................     297,000                    $  8,427,375
        K Mart Corp. (a).......................................     355,700                       5,446,656
        Longs Drug Stores Corp. ...............................     258,700                       9,701,250
        May Department Stores Co. .............................     127,500                       7,697,813
        Rite Aid Corp. ........................................     128,900                       6,388,606
        Ruddick Corp. .........................................     609,200                      14,011,600
    -------------------------------------------------------------------------------------------------------
             Total Consumer Non-Durable Goods...............................                    107,623,513
    -------------------------------------------------------------------------------------------------------
    CONSUMER SERVICES -- 5.1%
    Restaurants
        Brinker International, Inc. (a)........................     441,900                      12,759,863
        Wendy's International, Inc. ...........................     470,200                      10,256,238
    -------------------------------------------------------------------------------------------------------
             Total Consumer Services........................................                     23,016,101
    -------------------------------------------------------------------------------------------------------
    ENERGY -- 5.3%
    Domestic Oil
        Atlantic Richfield Co. ................................      61,800                       4,032,450
    International Oil
        Chevron Corp. .........................................      55,000                       4,561,563
        Texaco, Inc. ..........................................      83,400                       4,409,775
    Petroleum Services
        Halliburton Co. .......................................     364,000                      10,783,500
    -------------------------------------------------------------------------------------------------------
             Total Energy...................................................                     23,787,288
    -------------------------------------------------------------------------------------------------------
    FINANCE -- 15.3%
    Banks
        Banc One Corp.                                              204,180                      10,425,941
        BankAmerica Corp. .....................................      95,054                       5,715,122
        BB&T Corp. ............................................     124,800                       5,031,000
        Chase Manhattan Corp. .................................     128,400                       8,739,225
        Citigroup, Inc. .......................................     151,250                       7,486,875
        Commerce Bancshares, Inc. .............................     176,807                       7,514,298
    Insurance
        Allstate Corp. ........................................     192,000                       7,416,000
        Chubb Corp. ...........................................     111,000                       7,201,125
        Ohio Casualty Corp. ...................................     115,200                       4,737,600
        Transamerica Corp. ....................................      42,300                       4,885,650
    -------------------------------------------------------------------------------------------------------
             Total Finance..................................................                     69,152,836
    -------------------------------------------------------------------------------------------------------
    GENERAL BUSINESS -- 4.6%
    Business Services
        Deluxe Corp. ..........................................     256,100                       9,363,656
        Donnelley, R.R. & Sons Co. ............................     261,800                      11,470,112
    -------------------------------------------------------------------------------------------------------
             Total General Business.........................................                     20,833,768
    -------------------------------------------------------------------------------------------------------

portfolio of investments

   HOMESTEAD FUNDS, INC.
   VALUE FUND (CONTINUED)
   DECEMBER 31, 1998

                                                                   SHARES/
                                                                 FACE AMOUNT                      VALUE
    -------------------------------------------------------------------------------------------------------
    TECHNOLOGY -- 3.4%
    Aerospace
        Sundstrand Corp. ......................................      98,000 shs.               $  5,083,750
    Computers & Business Equipment
        Xerox Corp. ...........................................      85,500                      10,089,000
    -------------------------------------------------------------------------------------------------------
             Total Technology...............................................                     15,172,750
    -------------------------------------------------------------------------------------------------------
    TRANSPORTATION -- 2.9%
    Air Travel
        Southwest Airlines Co. ................................     578,400                      12,977,850
    -------------------------------------------------------------------------------------------------------
             Total Transportation...........................................                     12,977,850
    -------------------------------------------------------------------------------------------------------
    UTILITIES -- 6.7%
    Gas & Pipeline
        Questar Corp. .........................................     506,600                       9,815,375
        Sonat, Inc. ...........................................     288,000                       7,794,000
    Telephone
        BellSouth Corp. .......................................     252,000                      12,568,500
    -------------------------------------------------------------------------------------------------------
             Total Utilities................................................                     30,177,875
    -------------------------------------------------------------------------------------------------------
             Total Common Stock (Cost $294,341,926).........................                    419,954,184
    -------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS (0.3% of portfolio)
    K Mart Corp., 7.75% Convertible Preferred .................      25,200                       1,460,025
    -------------------------------------------------------------------------------------------------------
             Total Preferred Stocks (Cost $1,281,750).......................                      1,460,025
    -------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER (5.8% of portfolio)
    American Express Credit Corp., 6.10%, due 01/08/99......... $10,000,000                       9,988,139
    General Motors Acceptance Corp., 5.81%, due 01/05/99.......   8,000,000                       7,994,836
    Merrill Lynch & Co., 5.0%, due 01/04/99....................   8,329,000                       8,325,530
    -------------------------------------------------------------------------------------------------------
             Total Commercial Paper (Cost $26,308,505)......................                     26,308,505
    -------------------------------------------------------------------------------------------------------
    CORPORATE MASTER NOTE (0.7% of portfolio)
      Associates Corp. of North America, 4.71% (b).............   3,000,000                       3,000,000
    -------------------------------------------------------------------------------------------------------
             Total Corporate Master Note (Cost $3,000,000)..................                      3,000,000
    -------------------------------------------------------------------------------------------------------
    MONEY MARKET ACCOUNT
    State Street Bank and Trust SSgA Fund, 4.83% (c)........................                          9,803
    -------------------------------------------------------------------------------------------------------
             Total Money Market Account (Cost $9,803).......................                          9,803
    -------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $324,941,984) -- 100%.............                   $450,732,517
    -------------------------------------------------------------------------------------------------------

   (a) Non-income producing.
   (b) Variable coupon rate at December 31, 1998.
   (c) One day yield at December 31, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   statements of assets and liabilities

   Homestead Funds, Inc.
   December 31, 1998

                                                                       SHORT-TERM        SMALL
                                       DAILY INCOME    SHORT-TERM      GOVERNMENT       COMPANY        VALUE
                                           FUND        BOND FUND     SECURITIES FUND   STOCK FUND       FUND
    ------------------------------------------------------------------------------------------------------------
    ASSETS
    Investments in securities, at
      value
      (cost: $59,074,280;
      $144,267,394 $23,797,252;
      $7,882,693 $324,941,984).......  $59,074,280    $145,679,950     $23,956,814     $7,340,577   $450,732,517
    Receivables
      Dividends and interest.........      516,435       1,434,426         222,401          7,730        515,439
      Capital shares sold............       27,342         970,711             904        258,403        618,369
      Due from Manager...............           --              --              --            570             --
    Prepaid expenses.................       15,748          22,465           7,400          1,886         44,727
    ------------------------------------------------------------------------------------------------------------
    Total assets.....................   59,633,805     148,107,552      24,187,519      7,609,166    451,911,052
    ------------------------------------------------------------------------------------------------------------
    LIABILITIES
    Payables
      Investment securities
        purchased....................      770,205       1,284,128         202,878             --        873,410
      Accrued expenses...............       77,798         125,585          43,096         46,751        235,986
      Due to Manager.................       26,030          64,880           5,443             --        226,232
      Due to Custodian...............           --          16,040              --             --             --
      Capital shares redeemed........      175,533         226,707             442             --      1,252,775
      Dividends......................        7,091          39,842           5,535            386        320,703
    ------------------------------------------------------------------------------------------------------------
    Total liabilities................    1,056,657       1,757,182         257,394         47,137      2,909,106
    ------------------------------------------------------------------------------------------------------------
    NET ASSETS.......................  $58,577,148    $146,350,370     $23,930,125     $7,562,029   $449,001,946
    ------------------------------------------------------------------------------------------------------------

    NET ASSETS CONSIST OF:
    Unrealized appreciation
      (depreciation) of
      investments....................  $        --    $  1,412,556     $   159,562     $ (542,116)  $125,790,533
    Accumulated realized loss........                                                      (1,709)
    Paid-in-capital applicable to
      outstanding shares of
      58,577,148 of Daily Income
      Fund, 28,105,300 of Short-Term
      Bond Fund, 4,700,521 of
      Short-Term Government
      Securities Fund, 854,657 of
      Small Company Stock Fund, and
      16,940,963 of Value Fund.......   58,577,148     144,937,814      23,770,563      8,105,854    323,211,413
    ------------------------------------------------------------------------------------------------------------
    NET ASSETS.......................  $58,577,148    $146,350,370     $23,930,125     $7,562,029   $449,001,946
    ------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE........        $1.00           $5.21           $5.09          $8.85         $26.50
    ------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   statements of operations

   Homestead Funds, Inc.
   For the Year Ended December 31, 1998

                                                                       SHORT-TERM         SMALL
                                         DAILY INCOME   SHORT-TERM     GOVERNMENT        COMPANY        VALUE
                                             FUND       BOND FUND    SECURITIES FUND   STOCK FUND*      FUND
    ------------------------------------------------------------------------------------------------------------
    INVESTMENT INCOME
      Interest.........................   $3,101,330    $8,081,467     $1,150,337       $  27,555    $ 1,543,453
      Dividends........................           --            --             --          68,003      8,113,607
    ------------------------------------------------------------------------------------------------------------
    Total income.......................    3,101,330     8,081,467      1,150,337          95,558      9,657,060
    ------------------------------------------------------------------------------------------------------------
    Expenses
      Management fees..................      277,225       772,075         90,170          31,553      2,423,588
      Custodian and accounting fees....       97,769       149,242         55,956          48,688        183,253
      Shareholder servicing............       50,644        68,386         32,188          25,803        255,143
      Registration expense.............       26,777        32,054         17,458             187         63,241
      Communication....................        8,557        11,368          2,815           2,264         50,426
      Legal and audit fees.............        6,524        15,149          2,207           5,161         46,431
      Insurance........................        4,002         8,933          1,363             189         27,899
      Printing.........................        3,853         8,300          1,510           1,796         27,579
      Directors fees...................        1,906         4,446            747             157         14,108
      Other expenses...................        4,792         7,610          2,069           1,221         26,533
    ------------------------------------------------------------------------------------------------------------
    Total expenses.....................      482,049     1,077,563        206,483         117,019      3,118,201
    Less fees waived and expenses
      reimbursed by Manager............      (38,513)     (113,610)       (56,429)        (60,463)            --
    ------------------------------------------------------------------------------------------------------------
    Net expenses.......................      443,536       963,953        150,054          56,556      3,118,201
    ------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME..............    2,657,794     7,117,514      1,000,283          39,002      6,538,859
    ------------------------------------------------------------------------------------------------------------

    REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS
    Net realized gain (loss) on
      investments......................           --       141,690          7,472          (1,709)    11,857,449
    Net change in unrealized
      appreciation (depreciation)......           --       603,728         86,126        (542,116)    12,942,414
    ------------------------------------------------------------------------------------------------------------
    NET GAIN (LOSS) ON INVESTMENTS.....           --       745,418         93,598        (543,825)    24,799,863
    ------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET
      ASSETS FROM OPERATIONS...........   $2,657,794    $7,862,932     $1,093,881       ($504,823)   $31,338,722
    ------------------------------------------------------------------------------------------------------------

   * For the period beginning March 4, 1998 (inception date) to December 31,
   1998.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   statements of changes in net assets

   Homestead Funds, Inc.
   For the Years Ended December 31,

                                                         DAILY INCOME FUND          SHORT-TERM BOND FUND
    --------------------------------------------------------------------------------------------------------
                                                        1998          1997           1998           1997
    --------------------------------------------------------------------------------------------------------

    INCREASE (DECREASE) IN NET ASSETS

    OPERATIONS
    Net investment income..........................  $ 2,657,794   $ 2,718,220   $  7,117,514   $  5,537,665
    Net realized gain (loss) on investments........           --            --        141,690        103,298
    Net change in unrealized appreciation
        (depreciation).............................           --            --        603,728        570,361
    --------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from
        operations.................................    2,657,794     2,718,220      7,862,932      6,211,324
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income..........................   (2,657,794)   (2,718,220)    (7,117,514)    (5,537,665)
    Net realized gain on investments...............           --            --       (141,690)      (103,298)
    --------------------------------------------------------------------------------------------------------
    Total distributions to shareholders............   (2,657,794)   (2,718,220)    (7,259,204)    (5,640,963)
    --------------------------------------------------------------------------------------------------------

    CAPITAL SHARE TRANSACTIONS, NET................    5,543,754    (4,838,085)    36,848,869     26,857,500
    --------------------------------------------------------------------------------------------------------

    TOTAL INCREASE (DECREASE) IN
      NET ASSETS...................................    5,543,754    (4,838,085)    37,452,597     27,427,861

    NET ASSETS
    Beginning of year..............................   53,033,394    57,871,479    108,897,773     81,469,912
    --------------------------------------------------------------------------------------------------------

    END OF YEAR....................................  $58,577,148   $53,033,394   $146,350,370   $108,897,773
    --------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   statements of changes in net assets

   Homestead Funds, Inc.
   For the Years Ended December 31,

                                        SHORT-TERM GOVERNMENT     SMALL COMPANY
                                           SECURITIES FUND         STOCK FUND*            VALUE FUND
    ---------------------------------------------------------------------------------------------------------
                                         1998          1997           1998            1998           1997
    ---------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS

    OPERATIONS
    Net investment income...........  $ 1,000,283   $   652,716    $   39,002     $  6,538,859   $  5,078,979
    Net realized gain (loss) on
        investments.................        7,472         1,030        (1,709)      11,857,449     10,245,857
    Net change in unrealized
        appreciation
        (depreciation)..............       86,126        61,648      (542,116)      12,942,414     56,564,101
    ---------------------------------------------------------------------------------------------------------
    Increase (decrease) in net
        assets from operations......    1,093,881       715,394      (504,823)      31,338,722     71,888,937
    ---------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income...........   (1,000,283)     (652,716)      (39,002)      (6,538,859)    (5,078,979)
    Net realized gain on
      investments...................       (7,472)       (1,030)           --      (11,857,449)   (10,245,857)
    ---------------------------------------------------------------------------------------------------------
    Total distributions to
      shareholders..................   (1,007,755)     (653,746)      (39,002)     (18,396,308)   (15,324,836)
    ---------------------------------------------------------------------------------------------------------

    CAPITAL SHARE TRANSACTIONS,
      NET...........................    7,657,272     8,432,668     8,105,854       57,438,372     83,506,879
    ---------------------------------------------------------------------------------------------------------

    TOTAL INCREASE (DECREASE) IN
      NET ASSETS....................    7,743,398     8,494,316     7,562,029       70,380,786    140,070,980

    NET ASSETS
    Beginning of year...............   16,186,727     7,692,411            --      378,621,160    238,550,180
    ---------------------------------------------------------------------------------------------------------

    END OF YEAR.....................  $23,930,125   $16,186,727    $7,562,029     $449,001,946   $378,621,160
    ---------------------------------------------------------------------------------------------------------

   * For the period beginning March 4, 1998 (inception date) to December 31,
   1998.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   financial highlights

   Homestead Funds, Inc.
   Daily Income Fund
   For a Share Outstanding Throughout Each Year

                                                                     YEAR ENDED DECEMBER 31,
    ----------------------------------------------------------------------------------------------------
                                                          1998      1997      1996      1995      1994
    ----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF YEAR.................    $1.00     $1.00     $1.00     $1.00     $1.00
    ----------------------------------------------------------------------------------------------------
    Income from investment operations..................
        Net investment income (a)......................     0.05      0.05      0.05      0.05      0.04
    ----------------------------------------------------------------------------------------------------
        Total from investment operations...............     0.05      0.05      0.05      0.05      0.04
    ----------------------------------------------------------------------------------------------------
    Distributions
        Net investment income..........................    (0.05)    (0.05)    (0.05)    (0.05)    (0.04)
    ----------------------------------------------------------------------------------------------------
        Total distributions............................    (0.05)    (0.05)    (0.05)    (0.05)    (0.04)
    ----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, END OF YEAR.......................    $1.00     $1.00     $1.00     $1.00     $1.00
    ----------------------------------------------------------------------------------------------------

    TOTAL RETURN.......................................     4.91%     4.92%     4.81%     5.38%     3.63%
    ----------------------------------------------------------------------------------------------------

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (thousands)................  $58,577   $53,033   $57,871   $52,699   $36,668
    Ratio of expenses to average net assets (a)........     0.80%     0.80%     0.76%     0.75%     0.75%
    Ratio of net investment income to average net
             assets (a)................................     4.80%     4.80%     4.71%     5.25%     3.66%
    Ratio of gross expenses before voluntary expense
             limitation to average net assets..........     0.87%     0.83%     0.81%     0.87%     0.99%

   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   financial highlights

   Homestead Funds, Inc.
   Short-Term Bond Fund
   For a Share Outstanding Throughout Each Year

                                                                    YEAR ENDED DECEMBER 31,
    ----------------------------------------------------------------------------------------------------
                                                         1998       1997      1996      1995      1994
    ----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF YEAR...............     $5.18      $5.15     $5.19     $4.95     $5.19
    ----------------------------------------------------------------------------------------------------
    Income from investment operations
        Net investment income (a)....................      0.29       0.30      0.29      0.28      0.24
        Net realized and unrealized gain (loss) on
          investments................................      0.03       0.03     (0.04)     0.24     (0.24)
    ----------------------------------------------------------------------------------------------------
        Total from investment operations.............      0.32       0.33      0.25      0.52      0.00
    ----------------------------------------------------------------------------------------------------
    Distributions
        Net investment income........................     (0.29)     (0.30)    (0.29)    (0.28)    (0.24)
    ----------------------------------------------------------------------------------------------------
        Total distributions..........................     (0.29)     (0.30)    (0.29)    (0.28)    (0.24)
    ----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, END OF YEAR.....................     $5.21      $5.18     $5.15     $5.19     $4.95
    ----------------------------------------------------------------------------------------------------

    TOTAL RETURN.....................................      6.40%      6.62%     5.16%    10.81%     0.09%
    ----------------------------------------------------------------------------------------------------

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (thousands)..............  $146,350   $108,898   $81,470   $62,125   $52,257
    Ratio of expenses to average net assets (a)......      0.75%      0.75%     0.75%     0.75%     0.75%
    Ratio of net investment income to average net
             assets (a)..............................      5.53%      5.75%     5.72%     5.49%     4.84%
    Ratio of gross expenses before voluntary expense
             limitation to average net assets........      0.84%      0.87%     0.76%     0.86%     0.98%
    Portfolio turnover rate..........................        62%        55%       49%       35%       13%

   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   financial highlights

   Homestead Funds, Inc.
   Short-Term Government Securities Fund
   For a Share Outstanding Throughout Each Year

                                                                                              MAY 1, 1995
                                                                                               (INCEPTION
                                                                  YEAR ENDED DECEMBER 31,       DATE) TO
    ---------------------------------------------------------------------------------------   DECEMBER 31,
                                                                  1998      1997      1996        1995
    ------------------------------------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF YEAR.........................    $5.07     $5.05    $5.09       $5.00
    ------------------------------------------------------------------------------------------------------
    Income from investment operations
        Net investment income (a)..............................     0.25      0.26     0.26        0.18
        Net realized and unrealized gain (loss) on
          investments..........................................     0.02      0.02    (0.04)       0.09
    ------------------------------------------------------------------------------------------------------
        Total from investment operations.......................     0.27      0.28     0.22        0.27
    ------------------------------------------------------------------------------------------------------
    Distributions
        Net investment income..................................    (0.25)    (0.26)   (0.26)      (0.18)
    ------------------------------------------------------------------------------------------------------
        Total distributions....................................    (0.25)    (0.26)   (0.26)      (0.18)
    ------------------------------------------------------------------------------------------------------

    NET ASSET VALUE, END OF YEAR...............................    $5.09     $5.07    $5.05       $5.09
    ------------------------------------------------------------------------------------------------------

    TOTAL RETURN...............................................     5.51%     5.73%    4.46%       5.44%(b)
    ------------------------------------------------------------------------------------------------------

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (thousands)........................  $23,930   $16,187   $7,692      $2,658
    Ratio of expenses to average net assets (a)................     0.75%     0.75%    0.75%       0.75%(c)
    Ratio of net investment income to average net assets (a)...     5.00%     5.19%    5.16%       5.18%(c)
    Ratio of gross expenses before voluntary expense limitation
             to average net assets.............................     1.03%     1.27%    2.30%       6.21%(c)
    Portfolio turnover rate....................................       57%       12%      21%          7%

   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.
   (b) Aggregate total return for the period.
   (c) Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   financial highlights

   Homestead Funds, Inc.
   Small Company Stock Fund
   For a Share Outstanding Throughout The Period

                                                                  MARCH 4, 1998
                                                                   (INCEPTION
                                                                    DATE) TO
                                                                  DECEMBER 31,
                                                                      1998
    ---------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.00
    ---------------------------------------------------------------------------
    Income from investment operations
        Net investment income (a)...............................       0.05
        Net realized and unrealized loss on investments.........      (1.15)
    ---------------------------------------------------------------------------
        Total from investment operations........................      (1.10)
    ---------------------------------------------------------------------------
    Distributions
        Net investment income...................................      (0.05)
    ---------------------------------------------------------------------------
        Total distributions.....................................      (0.05)
    ---------------------------------------------------------------------------

    NET ASSET VALUE, END OF YEAR................................     $ 8.85
    ---------------------------------------------------------------------------

    TOTAL RETURN................................................     (11.02)%(b)
    ---------------------------------------------------------------------------

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (thousands).........................     $7,562
    Ratio of expenses to average net assets (a).................       1.50%(c)
    Ratio of net investment income to average net assets (a)....       1.04%(c)
    Ratio of gross expenses before voluntary expense limitation
           to average net assets................................       3.11%(c)
    Portfolio turnover rate.....................................         17%

   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.
   (b) Aggregate total return for the period.
   (c) Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   financial highlights

   Homestead Funds, Inc.
   Value Fund
   For a Share Outstanding Throughout Each Year

                                                                    YEAR ENDED DECEMBER 31,
    -----------------------------------------------------------------------------------------------------
                                                        1998       1997       1996       1995      1994
    -----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF YEAR..............    $25.50     $20.99     $18.44     $14.50    $14.54
    -----------------------------------------------------------------------------------------------------
    Income from investment operations
        Net investment income (a)...................      0.40       0.37       0.39       0.41      0.29
        Net realized and unrealized gain on
          investments...............................      1.72       5.22       2.91       4.47      0.07
    -----------------------------------------------------------------------------------------------------
        Total from investment operations............      2.12       5.59       3.30       4.88      0.36
    -----------------------------------------------------------------------------------------------------
    Distributions
        Net investment income.......................     (0.40)     (0.37)     (0.39)     (0.41)    (0.29)
        Net realized gain...........................     (0.72)     (0.71)     (0.36)     (0.53)    (0.11)
    -----------------------------------------------------------------------------------------------------
        Total distributions.........................     (1.12)     (1.08)     (0.75)     (0.94)    (0.40)
    -----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, END OF YEAR....................    $26.50     $25.50     $20.99     $18.44    $14.50
    -----------------------------------------------------------------------------------------------------

    TOTAL RETURN....................................      8.31%     26.70%     17.94%     33.78%     2.50%
    -----------------------------------------------------------------------------------------------------

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (thousands).............  $449,002   $378,621   $238,550   $147,506   $91,612
    Ratio of expenses to average net assets (a).....      0.72%      0.79%      0.73%      0.84%     1.15%
    Ratio of net investment income to average net
             assets (a).............................      1.52%      1.59%      2.08%      2.50%     2.19%
    Ratio of gross expenses before voluntary expense
             limitation to average net assets.......       n/a        n/a        n/a        n/a      1.15%
    Portfolio turnover rate.........................        10%         6%         5%        10%        4%

   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   notes to financial statements

   Homestead Funds, Inc.

                                1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end diversified management investment company. Homestead Funds currently consists of five funds: Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund, and Value Fund. The Small Company Stock Fund commenced operations on March 4, 1998.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Homestead Funds as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small Company Stock Fund, and the Value Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the NASDAQ system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Bond Fund and the Short-Term Government Securities Fund are declared daily and paid monthly. Income dividends for the Small Company Stock Fund are declared and paid annually. Income dividends for the Value Fund are declared and paid semi-annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

                              3. FEDERAL INCOME TAXES

The Homestead Funds comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and distribute all of their taxable income to their shareholders. Therefore, no provision for federal income or excise tax is required.

At December 31, 1998, the aggregate costs of investments for the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small Company Stock Fund, and the Value Fund for federal income tax is the same as for financial reporting purposes.

At December 31, 1998, the Small Company Stock Fund has a capital loss carryforward of $1,709 which expires on December 31, 2006.

At December 31, 1998, net unrealized appreciation (depreciation) consisted of the following:

                                SHORT-TERM     SMALL
                                GOVERNMENT    COMPANY
                   SHORT-TERM   SECURITIES     STOCK
                   BOND FUND       FUND        FUND       VALUE FUND
                   ----------   ----------   ---------   ------------
Gross unrealized
 appreciation      $1,473,572    $173,742    $314,904    $133,703,307
Gross unrealized
 depreciation         61,016       14,180     857,020       7,912,774
                   ----------    --------    ---------   ------------
Net unrealized
 appreciation
 (depreciation)    $1,412,556    $159,562    ($542,116)  $125,790,533
                   ==========    ========    =========   ============

   notes to financial statements

                            4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 1998, were as follows:

                              SHORT-TERM     SMALL
                              GOVERNMENT    COMPANY
                SHORT-TERM    SECURITIES     STOCK
                BOND FUND        FUND         FUND      VALUE FUND
               ------------   ----------   ----------   -----------
Purchases      $101,843,356   $2,120,637   $7,956,212   $98,827,748
Proceeds from
 sales         $ 53,434,599   $1,407,404   $  731,246   $40,752,698

Purchases and proceeds from sales of long-term U.S. Government securities, for the year ended December 31, 1998, were as follows:

                                                   SHORT-TERM
                                                   GOVERNMENT
                                     SHORT-TERM    SECURITIES
                                      BOND FUND       FUND
                                     -----------   -----------
Purchases                            $18,174,191   $11,921,028
Proceeds from
 sales                               $18,893,293   $ 7,531,141

                             5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates are: with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Small Company Stock Fund, .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million; with respect to the Value Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million.

The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Bond Fund and the Short-Term Government Securities Fund, 1.50% of the average daily net assets of the Small Company Stock Fund, and 1.25% of the average daily net assets of the Value Fund.

Pursuant to the Expense Limitation Agreements, $38,513 of management fees for the Daily Income Fund were waived, $113,610 of management fees for the Short-Term Bond Fund were waived, $56,429 of management fees were waived for the Short-Term Government Securities Fund, and $31,553 of management fees were waived and $28,910 of operating expenses of the Small Company Stock Fund were reimbursed by the Manager for the year ended December 31, 1998.

At December 31, 1998 certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 4% of the Daily Income Fund shares outstanding, 5% of the Small Company Stock Fund shares outstanding, and less than 1% of the Short-Term Bond Fund, Short-Term Government Securities Fund, and Value Fund shares outstanding.

   notes to financial statements

                           6. CAPITAL SHARE TRANSACTIONS

   As of December 31, 1998, 300 million shares of $.01 par value capital shares are authorized for the Daily Income Fund, 200 million shares for the Short-Term Bond Fund, the Small Company Stock Fund and the Value Fund, and 100 million shares for the Short-Term Government Securities Fund. Transactions in capital shares were as follows:

                                                              SHARES ISSUED       TOTAL          TOTAL           NET
                                                 SHARES      IN REINVESTMENT      SHARES         SHARES       INCREASE
                                                  SOLD        OF DIVIDENDS        ISSUED        REDEEMED     (DECREASE)
                                              ------------   ---------------   ------------   ------------   -----------
    YEAR ENDED DECEMBER 31, 1998
    In Dollars
        Daily Income Fund...................   $50,754,909      $2,545,721      $53,300,630   ($47,756,876)   $5,543,754
        Short-Term Bond Fund................   $63,541,739      $6,831,113      $70,372,852   ($33,523,983)  $36,848,869
        Short-Term Government Securities
          Fund..............................   $13,125,555        $936,286      $14,061,841    ($6,404,569)   $7,657,272
        Small Company Stock Fund*...........    $8,897,919         $39,024       $8,936,943      ($831,089)   $8,105,854
        Value Fund..........................  $136,947,678     $18,005,072     $154,952,750   ($97,514,378)  $57,438,372
    In Shares
        Daily Income Fund...................    50,754,909       2,545,721       53,300,630    (47,756,876)    5,543,754
        Short-Term Bond Fund................    12,219,972       1,313,728       13,533,700     (6,449,494)    7,084,206
        Short-Term Government Securities
          Fund..............................     2,582,187         184,187        2,766,374     (1,259,834)    1,506,540
        Small Company Stock Fund *..........       941,021           4,410          945,431        (90,774)      854,657
        Value Fund..........................     5,106,585         674,375        5,780,960     (3,686,922)    2,094,038

    YEAR ENDED DECEMBER 31, 1997
    In Dollars
        Daily Income Fund...................   $39,331,985      $2,614,275      $41,946,260   ($46,784,345)  ($4,838,085)
        Short-Term Bond Fund................   $45,129,599      $5,246,887      $50,376,486   ($23,518,986)  $26,857,500
        Short-Term Government Securities
          Fund..............................   $12,098,248        $596,198      $12,694,446    ($4,261,778)   $8,432,668
        Value Fund..........................  $124,815,460     $15,039,867     $139,855,327   ($56,348,448)  $83,506,879
    In Shares
        Daily Income Fund...................    39,331,985       2,614,275       41,946,260    (46,784,345)   (4,838,085)
        Short-Term Bond Fund................     8,749,692       1,016,687        9,766,379     (4,560,947)    5,205,432
        Short-Term Government Securities
          Fund..............................     2,396,315         118,030        2,514,345       (843,911)    1,670,434
        Value Fund..........................     5,235,806         594,106        5,829,912     (2,347,323)    3,482,589

   ------------------
   * For the period beginning March 4, 1998 (inception date) to December 31,
     1998.

[PHOTO]

                              Homestead Funds, Inc.
                              c/o PFPC, Inc.
                              P.O. Box 8987
                              Wilmington, DE 19899
                              1-800-258-3030